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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
MEADE INSTRUMENTS CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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June 20, 2008

Dear Stockholder:

        You are cordially invited to attend the Annual Meeting of Stockholders of Meade Instruments Corp. ("Meade" or the "Company") to be held on July 10, 2008. We sincerely hope you will be able to attend the meeting, which will be held at the Company's Headquarters at 6001 Oak Canyon, Irvine, CA 92618, beginning at 10:00 a.m., local time.

        Important information about the matters to be acted upon at the meeting is included in the accompanying notice and proxy statement.

        The members of the Board of Directors and management look forward to personally greeting as many stockholders as possible at the Annual Meeting. However, whether or not you plan to attend personally, and regardless of the number of shares you own, it is important that your shares be represented.

        Although you presently may plan to attend the Annual Meeting, please complete, sign, date and promptly return the enclosed proxy card. If you do attend the Annual Meeting and wish to vote in person, you may revoke your proxy at that time.

                      Sincerely,

                      Steven L. Muellner
                       Chief Executive Officer and President

MEADE INSTRUMENTS CORP.
6001 Oak Canyon
Irvine, California 92618

NOTICE OF 2008 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on July 10, 2008

        The Annual Meeting of Stockholders of Meade Instruments Corp., a Delaware corporation ("Meade" or the "Company"), will be held at the Company's Headquarters at 6001 Oak Canyon, Irvine, CA 92618, beginning at 10:00 a.m., local time, on July 10, 2008 for the following purposes:

          (1)   To elect Steven L. Muellner, Paul D. Sonkin, Steven G. Murdock, Harry L. Casari, Frederick H. Schneider, Jr., Timothy C. McQuay and James M. Chadwick to the Board of Directors for a one-year term expiring at the 2009 Annual Meeting of Stockholders;

          (2)   To approve the Company's 2008 Stock Incentive Plan;

          (3)   To ratify the appointment of Moss Adams LLP as the Company's independent registered public accounting firm for Fiscal 2009; and

          (4)   To transact such other business as may properly come before the Annual Meeting and at any adjournment thereof.

        Shares represented by properly executed proxies will be voted in accordance with the specifications therein. It is the intention of the Board of Directors that shares represented by proxies, which are not limited to the contrary, will be voted for proposals (1), (2), and (3) above.

        The Board of Directors has fixed the close of business on May 21, 2008 as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof. A complete list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder, for any purpose germane to the Annual Meeting, at the office of the Secretary of the Company, at 6001 Oak Canyon, Irvine, California 92618, during the ten-day period preceding the Annual Meeting.

                      By Order of the Board of Directors

                      Paul E. Ross
                       Senior Vice President—Finance and
                      Chief Financial Officer

Irvine, California
June 20, 2008

YOUR VOTE IS IMPORTANT

        NO MATTER HOW MANY SHARES YOU OWNED ON THE RECORD DATE, PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD AND DATE, SIGN AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE COMPANY OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN PROMPTLY MAILING IN YOUR PROXY CARD.

MEADE INSTRUMENTS CORP.
6001 Oak Canyon
Irvine, California 92618

PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

1.
Q:    Why am I receiving this Proxy Statement and the other enclosed materials?

        A:    The accompanying proxy is being solicited by the Board of Directors (the "Board") of Meade Instruments Corp. ("Meade" or the "Company") for use at the Company's Annual Meeting of Stockholders to be held on July 10, 2008 (the "2008 Annual Meeting"), at 10:00 a.m. local time, at the Company's Headquarters at 6001 Oak Canyon, Irvine, CA 92618, and at any adjournment thereof. A proxy is a legal designation of another person to vote the stock you own. This Proxy Statement and the accompanying proxy are first being mailed to stockholders on or about June 20, 2008.

2.
Q:    Who is entitled to vote at the Annual Meeting?

        A:    The Board set May 21, 2008 as the record date for the Annual Meeting. All stockholders who owned Meade Common Stock at the close of business on May 21, 2008 are entitled to vote. On May 21, 2008, there were 23,316,086 shares of Meade Common Stock outstanding.

3.
Q:    What proposals will be voted on at the Annual Meeting?

        A:    (1)    The election of Steven L. Muellner, Paul D. Sonkin, Steven G. Murdock, Harry L. Casari, Frederick H. Schneider, Jr., Timothy C. McQuay and James M. Chadwick to the Board of Directors for a one-year term expiring at the 2009 Annual Meeting of Stockholders;

    (2)
    The approval of the Company's 2008 Stock Incentive Plan;

    (3)
    The ratification of the appointment of Moss Adams LLP as the Company's independent registered public accounting firm; and

    (4)
    The transaction of such other business as may properly come before the Annual Meeting and at any adjournment thereof.

4.
Q:    How does the Board recommend I vote my shares?

        A:    The Board recommends that you vote your shares "FOR" the nominees to the Board of Directors, "FOR" the approval of the Company's 2008 Stock Option Plan, and "FOR" the appointment of the independent registered public accounting firm.

5.
Q:    How are votes counted?

        A:    In the election of directors, you may vote "FOR" each nominee or your vote may be "WITHHELD" with respect to each nominee. The results of votes cast by proxy are tabulated and certified by our transfer agent, ComputerShare Trust Company, N.A. Then, votes cast by proxy or in person at the Annual Meeting will be counted by the persons appointed by the Company to act as election inspectors for the Annual Meeting. The election inspectors will treat shares represented by proxies that reflect abstentions as shares that are present and entitled to vote for purposes of determining the presence of a "quorum," that is, a majority of the holders of the outstanding shares entitled to vote. Abstentions, however, do not constitute a vote "for" or "against" any matter and thus will be disregarded in the calculation of "votes cast."

6.
Q:    How will my proxy be voted?

        A.    If your proxy in the accompanying form is properly executed, returned to and received by us prior to the meeting and is not revoked, it will be voted in accordance with your instructions. If you return your signed proxy but do not mark the boxes to show how you wish to vote on one or more of the proposals, the shares for which you have given your proxy will, in the absence of your instructions, be voted "FOR" proposals (1), (2), and (3) above.

7.
Q:    What is the difference between holding shares as a "stockholder of record" and as a "beneficial owner"?

        A:    Those terms refer to the following. You are a:

          "Stockholder of record" if your shares are registered directly in your name with our transfer agent, ComputerShare Trust Company, N.A.. You are considered, with respect to those shares, to be the stockholder of record, and these proxy materials have been sent directly to you by us. As the stockholder of record, you have the right to grant your voting proxy to us or to vote in person at the Annual Meeting. We have enclosed a proxy card for you to use.

          "Beneficial owner" if your shares are held in a stock brokerage account, including an Individual Retirement Account, or by a bank or other nominee. You are considered to be the beneficial owner of shares held in "street name," and these proxy materials are being forwarded to you by your broker or nominee, who is considered, with respect to those shares, to be the stockholder of record. As the beneficial owner, you have the right to direct your broker or nominee on how to vote your shares (your broker or nominee has enclosed a voting instruction card for you to use) and you are invited to attend the Annual Meeting.

8.
Q:    What are "broker non-votes"?

        A:    If you are a beneficial owner and you do not provide the stockholder of record with voting instructions for a particular proposal, your shares may constitute "broker non-votes" with respect to that proposal. Brokers that hold shares of the Company's Common Stock for a beneficial owner typically have authority to vote for on "routine" proposals when they have not received instructions from the beneficial owner in advance of the Annual Meeting. "Broker non-votes" are shares held by a broker or nominee with respect to which the broker or nominee does not have discretionary power to vote on a particular proposal or with respect to which instructions were never received from the beneficial owner. Shares which constitute broker non-votes with respect to a particular proposal will not be considered present and entitled to vote on that proposal at the Annual Meeting, even though the same shares will be considered present for quorum purposes and may be entitled to vote on other proposals.

9.
Q:    How do I vote?

        A:    You can vote either by completing, signing and dating the proxy card you received with this Proxy Statement and returning it in the envelope provided or, by attending the Annual Meeting and voting in person if you are a stockholder of record. If you are a beneficial owner of your shares, then you must bring to the Annual Meeting a copy of a brokerage statement reflecting your stock ownership as of May 21, 2008. Regardless of how you own your shares, you must also bring appropriate positive identification, in order to vote at the Annual Meeting.

        Once you have submitted your proxy card, you have the right to revoke your proxy at any time before it is voted by:

  (1)
  Notifying the Corporate Secretary in writing at 6001 Oak Canyon, Irvine, California 92618, the principal executive office of the Company;

  (2)
  Returning a later-dated proxy card; or

  (3)
  Attending the Annual Meeting and voting in person (upon showing proper evidence of your ownership of your shares).

10.
Q:    What is the voting requirement to approve each of the proposals?

        A:    In order to hold a valid meeting, a quorum must be present or represented by proxy at the Annual Meeting. As explained above, abstentions and broker non-votes will be counted as present for quorum purposes. Once a quorum is established, each proposal has specific voting requirements.

        For the purpose of electing the directors, you may give each candidate one vote for each share you hold. The candidates receiving the highest number of votes, up to the number of directors to be elected, will be elected. Votes cast against a candidate or votes withheld will have no legal effect. Any unmarked proxies, including those submitted by brokers or nominees, will be voted as indicated on the accompanying proxy card. Stockholders do not have the right to cumulate votes in the election of directors.

        For the purpose of approving the Company's 2008 Stock Incentive Plan, approval requires the affirmative vote of the majority of the votes present or represented by proxy at the Annual Meeting and entitled to vote on this proposal at the Annual Meeting.

11.
Q:    What happens if additional matters (other than the proposals described in this Proxy Statement) are presented at the Annual Meeting?

        A:    The Board is not presently aware of any additional matters to be presented for a vote at the Annual Meeting; however, if any additional matters are properly presented at the Annual Meeting, your signed proxy card gives authority to each of Steven L. Muellner and Paul E. Ross, or if both become unavailable, to an alternate to be determined by the Board, to act as the proxy designated for the Annual Meeting, to vote on those matters in his discretion.

12.
Q:    Who pays for the cost of soliciting proxies?

        A:    The expense of soliciting proxies will be borne by the Company. Proxies will be solicited principally through the use of the mail, but directors, officers and regular employees of the Company may solicit proxies personally or by telephone or special letter without any additional compensation. The Company also will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for any reasonable expenses in forwarding proxy materials to beneficial owners.

PROPOSAL 1
ELECTION OF DIRECTORS

        The Company's Bylaws provide that the authorized number of directors of the Company shall not be less than three nor more than fifteen, with the exact number of directors to be determined from time to time solely by resolution adopted by the affirmative vote of a majority of the directors then in office. The authorized number of directors of the Company is currently set at seven directors. All of the directors were previously elected to their present terms of office by the stockholders of the Company at the Company's 2007 Annual Meeting. At the 2008 Annual Meeting, all current directors have been nominated for reelection to the Board of Directors, each for a one-year term or until election and qualification of their successors.

        The accompanying proxy solicited by the Board of Directors will be voted for the election of the nominees named below, each for a one-year term or until election and qualification of their successors, unless the proxy card is marked to withhold authority to vote for such nominees.

Nominees for the Board of Directors

        Set forth below is information regarding the nominees to the Board of Directors. Ages shown are as of June 1, 2008.

Name	Position(s) with the Company	Age	First Elected/Appointed as a Director
Harry L. Casari(1)(2)	Chairman of the Board and Director	71	1997
Paul D. Sonkin(2)	Chairman of the Compensation Committee and Director	40	2006
Timothy C. McQuay(2)(3)	Chairman of the Nominating and Governance Committee and Director	56	1997
James M. Chadwick(1)(3)	Director	35	2006
Frederick H. Schneider, Jr.(1)	Chairman of the Audit Committee and Director	52	2004
Steven G. Murdock(3)	Director, Former President and Chief Executive Officer	56	1996
Steven L. Muellner	Director, President and Chief Executive Officer	58	2006

1.
Member of the Audit Committee

2.
Member of the Compensation Committee

3.
Member of the Nominating and Governance Committee

BUSINESS EXPERIENCE OF NOMINEES FOR REELECTION TO THE BOARD OF DIRECTORS

Name	Business Experience and Directorships
Steven G. Murdock	Steven G. Murdock served as the Company's Chief Executive Officer from June 2003 to May 2006 and as its President and Chief Operating Officer from October 1990 to June 2003. Since May 2006, Mr. Murdock has served the Company as a director and as a consultant and is a private investor. From May 1980 to October 1990, Mr. Murdock served as the Company's Vice President of Optics. From November 1968 to May 1980, Mr. Murdock worked as the optical manager for Coulter Optical, Inc., an optics manufacturer. Mr. Murdock received a BS degree in business administration from California State University at Northridge.
Harry L. Casari
Harry L. Casari was named Chairman of the Board of the Company as of June 1, 2003. Mr. Casari is currently a private investor. He worked as a Certified Public Accountant for Ernst & Young LLP from 1969 until 1994 when he retired as a Partner. Mr. Casari received a BS degree in business administration from the University of Denver. He serves as a member of the Board of Directors of Cohu, Inc., Orange 21, Inc., and Catcher Holdings, Inc.
Paul D. Sonkin
Paul D. Sonkin has served as the Chief Investment Officer to Hummingbird Value Fund, L.P., a Delaware limited partnership, since its inception in December 1999, to Hummingbird Microcap Value Fund, LP, since its inception in March 2002, to Hummingbird Concentrated Fund, LP, since its inception in January 2004, and to Tarsier Nanocap Value Fund, LP, since its inception in June 2005. Since January 1998, Mr. Sonkin has served as an adjunct professor at Columbia University Graduate School of Business, where he teaches courses on securities analysis and value investing. From May 1998 to May 1999, Mr. Sonkin was a senior analyst at First Manhattan & Co., a firm that specializes in mid and large cap value investing. From May 1995 to May 1998 Mr. Sonkin was an analyst and portfolio manager at Royce & Associates, which practices small and micro cap value investing. Mr. Sonkin is a member of the Board of Directors of Conihasset Capital Partners, Inc. and QueryObject Systems Corp. Mr. Sonkin received an MBA from Columbia University and a BA degree in Economics from Adelphi University.
Timothy C. McQuay
Timothy C. McQuay served as a Managing Director—Investment Banking at A.G. Edwards & Sons, Inc. from August 1997 to December 3, 2007 and from such time has been a private investor. From May 1995 to August 1997, Mr. McQuay was a Partner at Crowell, Weedon & Co. and from October 1994 to August 1997 he also served as Managing Director of Corporate Finance. From May 1993 to October 1994, Mr. McQuay served as Vice President, Corporate Development with Kerr Group, Inc., a New York Stock Exchange listed plastics manufacturing company. From May 1990 to May 1993, Mr. McQuay served as Managing Director of Merchant Banking with Union Bank. Mr. McQuay received an AB degree in economics from Princeton University and a MBA degree in finance from the University of California at Los Angeles. He serves as a member of the Board of Directors of BSD Medical, Inc.

Frederick H. Schneider, Jr.
Frederick H. Schneider, Jr. has served as the Chief Financial Officer and as a director of Skechers USA, Inc. since January 2006. From July 2004 to January 2006, Mr. Schneider served as Senior Managing Director of Pasadena Capital Partners, LLC, a private equity investment firm. Prior to working at Pasadena Capital Partners, LLC, Mr. Schneider was an independent private equity investor and consultant. From September 1994 to January 1998, he served as Chief Financial Officer and Principal of Leonard Green & Partners, L.P., a merchant banking firm. From June 1978 to September 1994, he was employed by KPMG Peat Marwick, including five years as an Audit and Due Diligence Partner. Mr. Schneider received a BA degree in accounting and management from Ambassador College. He serves as a member of the Board of Directors of Sport Chalet, Inc.
James M. Chadwick
James M. Chadwick founded Monarch Activist Partners LP, a Delaware limited partnership, and has been its managing partner since its formation in January 2006. From January 2003 to June 2005, Mr. Chadwick was the managing member of Pacific Coast Investment Partners, LLC, a hedge fund specializing in shareholder activism. From April 1999 to October 2002, Mr. Chadwick served as an analyst for Relational Investors, LLC, a registered investment advisor. Mr. Chadwick is a Director of AirNet Systems, Inc., an American Stock Exchange listed specialty air carrier company for time-sensitive deliveries. Mr. Chadwick graduated with a BA in History from the University of California Los Angeles.
Steven L. Muellner
Steven L. Muellner has been the Company's President, Chief Executive Officer and a member of the Board since May 8, 2006. From December 2004 until April 2006, Mr. Muellner was a private investor. From August 1998 to December 2004, Mr. Muellner served as President of Variflex, Inc., an outdoor sports products supplier. From July 1996 to May 1998, Mr. Muellner was President and Co-Chief Executive Officer of Applause Enterprises, a distributor of children's toys and licensed merchandise. From 1995 to 1996, Mr. Muellner served as executive vice president of sales and marketing at Caradon Doors and Windows, a leading provider of custom doors and windows. From 1987 to 1994, Mr. Muellner served in various capacities, including, president, vice president of sales and marketing and vice president of marketing at LouverDrape, Inc., a distributor of window coverings, and from 1983 to 1987, Mr. Muellner served in various capacities including product manager at Frito-Lay, Inc. Mr. Muellner received his Masters degree in business administration from Cornell University and BS from the University of Minnesota in Minneapolis.

        The Board of Directors has determined that each of the directors, other than Steven G. Murdock, the Company's former President, Chief Executive Officer and Secretary, and Steven L. Muellner, the Company's current President and Chief Executive Officer, was "independent" under the applicable rules of NASDAQ Global Select Market listing standards for the Company's fiscal year ending February 29, 2008 ("Fiscal 2008").

Director Compensation—Fiscal 2008

        Directors who are also employees of the Company are reimbursed for expenses incurred in attending meetings of the Board but do not otherwise receive compensation for serving as directors of the Company. The compensation paid to any director who was also one of our employees during Fiscal 2008 is presented below in the Summary Compensation Table—Fiscal 2008 and the related explanatory tables. Such employee-directors are generally not entitled to receive additional compensation for their services as directors. Each director who is not an employee of the Company (referred to herein as "Non-Employee Directors") is entitled to receive compensation consisting of an annual retainer, fees for committee chairmanship and annual option awards as set forth below.

Annual Retainer and Chairmanship Fees

        The following table sets forth the schedule of annual retainers and Chairmanship fees for each Non-Employee Director in effect during Fiscal 2008:

Type of Fee	Dollar Amount
Annual Board Retainer	$30,000
Additional Annual Fee to Chair of Audit Committee	$1,500
Additional Annual Fee to Chair of Compensation Committee	$1,500
Additional Annual Fee to Chair Nomination and Governance Committee	$1,500

        All Non-Employee Directors are also reimbursed for out-of-pocket expenses they incur serving as directors and attending meetings.

Equity Awards to Non-Employee Directors

        The Company's 1997 Stock Incentive Plan provides, and the 2008 Stock Incentive Plan will provide (if approved at the Annual Meeting), for the automatic granting of stock options to Non-Employee Directors. Each time a new Non-Employee Director is elected, an option to purchase 5,000 shares of Common Stock is automatically granted to such Non-Employee Director at the then fair market value of the Common Stock. In addition, Non-Employee Directors receive an additional grant of 5,000 options on the date of each Annual Meeting of Stockholders after which such director will continue in office, provided that any new Non-Employee Director will only receive one automatic grant during the year in which such director is elected. All options granted to Non-Employee Directors are non-qualified stock options and vest ratably over the three-year period following the date of the grant. The option exercise price is the fair market value or closing price of the Company's Common Stock as of the date of grant. The options granted to Non-Employee Directors do not include any dividend or dividend equivalent rights. However, Non-Employee Directors are entitled to dividends with respect to shares purchased under an option at the same rate as of the Company's other stockholders.

        The following table presents information regarding the compensation paid during Fiscal 2008 to Non-Employee Directors.

Name (a)	Fees Earned or Paid in Cash ($) (b)	Option Awards ($)(1)(2) (d)	Total ($) (f)
Harry L. Casari(3)	30,000	4,397	34,397
Timothy C. McQuay(4)	31,500	4,397	35,897
Paul D. Sonkin(5)	31,500	2,861	34,361
James M. Chadwick(6)	30,000	2,861	32,861
Frederick H. Schneider, Jr.(7)	31,500	5,310	36,810
Steven G. Murdock(8)	30,000	3,197	33,197

(1)
The amounts reported in column (d) above reflect the aggregate dollar amounts recognized for financial statement reporting purposes with respect to Fiscal 2008 (disregarding any estimate of forfeitures related to service-based vesting conditions). For a discussion of the assumptions and methodologies used in connection with the stock options reported in column (d) above, please see the discussion of stock and option awards contained in Note 4 "Summary of Significant Accounting Policies—Stock based compensation" and Note 11 "Stock Incentive Plan" to the Company's Consolidated Financial Statements, included as part of the Company's Annual Report filed on Form 10-K for Fiscal 2008, which notes are incorporated herein by reference.

(2)
As described above, we granted each of our Non-Employee Directors an award of 5,000 stock options in connection with the Company's Annual Meeting on July 12, 2007. The exercise price of each stock option awarded was equal to the closing price of the Company's Common Stock on the grant date ($2.21 on July 12, 2007). See footnote (1) above for the assumptions used to value these awards in the table.

(3)
Mr. Casari had 78,000 total outstanding and unexercised option awards held as of February 29, 2008. This number represents the actual number of stock options outstanding as of February 29, 2008. The number includes (and has been reduced by) the number of options exercised by Mr. Casari (5,000 options exercised). Mr. Casari has no stock awards outstanding as of February 29, 2008.

(4)
Mr. McQuay had 78,000 total outstanding and unexercised option awards held as of February 29, 2008. This number represents the actual number of stock options outstanding as of February 29, 2008. The number includes (and has been reduced by) the number of options exercised by Mr. McQuay (5,000 options exercised). Mr. McQuay has no stock awards outstanding as of February 29, 2008.

(5)
Mr. Sonkin had 10,000 total outstanding and unexercised option awards held as of February 29, 2008. Mr. Sonkin has no stock awards outstanding as of February 29, 2008.

(6)
Mr. Chadwick had 10,000 total outstanding and unexercised option awards held as of February 29, 2008. Mr. Chadwick has no stock awards outstanding as of February 29, 2008.

(7)
Mr. Schneider had 20,000 total outstanding and unexercised option awards held as of February 29, 2008. Mr. Schneider has no stock awards outstanding as of February 29, 2008.

(8)
Mr. Murdock had 10,000 total outstanding and unexercised option awards held as of February 29, 2008. Mr. Murdock has no stock awards outstanding as of February 29, 2008.

Company Policy Regarding Board Member Attendance at Annual Meetings

        The Company strongly encourages attendance by each incumbent Director and each nominee to the Board at its Annual Meeting of Stockholders. All Board members and nominees attended the Company's 2007 Annual Meeting of Stockholders.

Required Vote

        The affirmative vote of the holders of a plurality of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on Proposal No. 1 is required for approval of Proposal No. 1.

Recommendation of the Board of Directors

        The Board recommends a vote "FOR" the election of all of the above nominees.

Committees and Meetings of the Board of Directors

        The standing committees of the Board of Directors consist of a Compensation Committee, a Nominating and Governance Committee and an Audit Committee. During Fiscal 2008, the Board of Directors held 5 meetings. All directors attended 75% or more in the aggregate of the total meetings of the Board of Directors and the total meetings of the Committees of the Board of Directors on which they served. All the Company's directors attended the Fiscal 2007 Annual Meeting of Stockholders. No member of any Committee is either an officer or employee of the Company and, with the exception of Mr. Murdock, who is a member of the Nominating and Governance Committee, each of the members of each Committee is "independent" as defined by the NASDAQ Global Market listing standards and applicable law.

  Compensation Committee.

        The Compensation Committee of the Board of Directors is responsible for establishing and governing the compensation and benefit practices of the Company. As of February 29, 2008, the Compensation Committee was comprised of Messrs. Sonkin (Chairman), Casari and McQuay. The Compensation Committee responsibilities are set forth in the Company's Second Amended and Restated Compensation Committee Charter, last amended by the Board of Directors as of June 13, 2008 (the "Compensation Committee Charter"). A copy of the Company's Compensation Committee Charter is available on the Company's website at www.meade.com. During Fiscal 2008, the Compensation Committee held 3 meetings.

        All members of the Compensation Committee must be independent directors (as determined by the Board) under the independence requirements of the NASDAQ Global Market listing standards and applicable law, and must qualify as nonemployee directors under Rule 16b-3 and outside directors under Internal Revenue Code Section 162(m) and applicable law. The Compensation Committee Charter requires that the Compensation Committee consist of no fewer than two (2) Board members. At all times during Fiscal 2008, the Compensation Committee consisted of at least three (3) Board members, each of whom the Board has affirmatively determined satisfies these independence requirements; provided, however, Mr. Sonkin does not qualify as a nonemployee director under Rule 16b-3. As a result, the Compensation Committee has established an Equity Compensation Subcommittee (as described below) of which he is not a member. Pursuant to its Charter, the Compensation Committee's responsibilities include the following:

  •
  establish the general compensation policies of the Company, specifically, reviewing and approving the compensation of the Company's Chief Executive Officer, as well as reviewing the compensation of the Company's other executive officers and key employees;

  •
  evaluate the Chief Executive Officer's performance (and, in consultation with the Chief Executive Officer, evaluate the other executive officers' performance) in connection with each person's goals and objectives;

  •
  set executive officers' compensation levels based on such evaluations and other factors deemed appropriate, including the Company's performance and relative stockholder return, the value of incentive awards to executive officers at comparable companies and the awards given to the Company's officers in past years;

  •
  oversee directly (or at times through the use of a subcommittee as described below) and approve the grant of awards, including options and restricted shares or other awards under the Company's 1997 Stock Incentive Plan, as amended (the "1997 Plan") and, if approved at the 2008 Annual Meeting, the Company's 2008 Stock Incentive Plan (the "2008 Plan");

  •
  oversee the Company's employee benefit plans;

  •
  review and approve significant employment, separation, severance and other contracts having any compensatory effect or purpose;

  •
  review and assist the Board in developing succession plans for executive officers;

  •
  review and recommend to the Board appropriate director compensation programs for non-employee directors;

  •
  develop and periodically assess the Compensation Committee's compensation policies;

  •
  have express authority to retain and terminate any compensation consulting firm used to evaluate executive or director compensation, including to approve the consulting firm's fees and other retention terms;

  •
  review and reassess the adequacy of the Compensation Committee Charter as the Committee deems necessary and recommend any proposed changes to the Board for approval and publish the Compensation Committee Charter as required by the rules and regulations of applicable law and as otherwise deemed advisable by the Committee;

  •
  timely prepare and approve the compensation discussion and presentation to be included in the Company's annual proxy statement, if applicable; and

  •
  perform any other activities consistent with the Charter.

        The Board has delegated authority to a subcommittee of the Compensation Committee to grant equity-based awards (including stock options and/or restricted stock) to employees of the Company. As of January 1, 2008, this subcommittee (the "Equity Compensation Subcommittee") was comprised of Messrs. Casari and McQuay. As a result of Mr. Sonkin's participation in the Company's private issuance of Common Stock in Fiscal 2008, Mr. Sonkin is not a member of the Equity Compensation Subcommittee and therefore does not participate in the determination of any equity awards granted pursuant to the 1997 Plan or the 2008 Plan. In addition, any other equity-based awards to officers, including those subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), are made by the Equity Compensation Subcommittee.

        As indicated above, pursuant to the Compensation Committee Charter, the Compensation Committee is authorized to retain and terminate any compensation consultant engaged to assist in the evaluation of the compensation of our senior executive officers (including all of the Named Executive Officers). The Compensation Committee has, in the past, retained the services of a compensation consulting firm. In addition, from time to time, management has consulted with its own outside advisors to assist in analyzing and preparing recommendations to the Compensation Committee regarding compensation programs and levels.

        Generally, our Chief Executive Officer, after consultation with legal counsel when appropriate, recommends to the Compensation Committee the salary, annual bonus and long-term compensation levels for senior officers, including the other Named Executive Officers, in accordance with the Amended and Restated Compensation Committee Charter. The Chief Executive Officer works closely with legal counsel, together with input from the Human Resources Department when deemed appropriate, in order to establish recommendations for the Compensation Committee regarding the compensation package for the members of senior management, including the Named Executive Officers. Other Named Executive Officers, such as the Company's Chief Financial Officer, periodically provide financial and other information to the Compensation Committee to assist in determining appropriate compensation levels. Our other executive officers, including the other Named Executive Officers, do not currently have any role in determining or recommending the form or amount of compensation paid to our Named Executive Officers and our other members of senior management.

  Nominating and Governance Committee.

        As of February 29, 2008, the Nominating and Governance Committee was comprised of Messrs. McQuay (Chairman), Chadwick and Murdock. As set forth in the Company's Amended and Restated Nominating and Governance Committee Charter, the Nominating and Governance Committee's functions include establishing criteria for selecting new directors, identifying individuals qualified to become Board members, selecting or recommending director nominees and developing and recommending corporate governance principles for the Company. The Nominating and Governance Committee will consider stockholder proposals for nominees to the Board of Directors. For the procedures related to such stockholder proposals please see "Other Matters—Matters Presented By Stockholders." A copy of the Company's Amended and Restated Nominating and Governance Committee Charter is available on the Company's website at www.meade.com. During Fiscal 2008, the Nominating and Governance Committee held 2 meetings.

        Criteria the Nominating and Governance Committee uses in connection with evaluating and selecting new directors include factors relating to whether the director candidate would meet the definition of independence required by the NASDAQ Global Market listing standards and applicable law. While the Nominating and Governance Committee does not have any specific, minimum qualifications for Board nominees, in considering possible candidates for election as a director, the Committee is guided by the following principles: (a) each director should be an individual of high character and integrity; (b) each director should be accomplished in his or her respective field, with superior credentials and recognition; (c) each director should have relevant expertise and experience, and be able to offer advice and guidance to management based on that expertise and experience; (d) each director should have sufficient time available to devote to the affairs of the Company; (e) each director should represent the long-term interests of the stockholders as a whole; and (f) each director should be selected such that the Board represents a diversity of backgrounds and experience. The Nominating and Governance Committee will review the qualifications and backgrounds of directors and nominees (without regard to whether a nominee has been recommended by a stockholder), as well as the overall composition of the Board, and recommend the slate of directors to be nominated for election at the next Annual Meeting of Stockholders. The Nominating and Governance Committee does not currently employ or pay a fee to any third party to identify or evaluate, or assist in identifying or evaluating, potential director nominees.

  Audit Committee.

        As of February 29, 2008 the Audit Committee was comprised of Messrs. Schneider (Chairman), Casari and Chadwick. The Board of Directors has determined that Messrs. Schneider and Casari have accounting and related financial management expertise within the meaning of the NASDAQ Global Market listing standards and qualify as "audit committee financial experts" within the meaning of the

SEC regulations. The Board of Directors has also determined that each of the members of this Committee is an "independent director" as defined in Rule 4200 of the Marketplace Rules of the National Association of Securities Dealers, Inc. and meets the additional criteria for independence of Audit Committee members set forth in Rule 10A-3(b)(1) under the Exchange Act. As set forth in the Company's Second Amended and Restated Audit Committee Charter, the Audit Committee's functions include reviewing the financial reporting process, the Company's internal control systems, the audit process and the Company's process for monitoring compliance with laws and regulations, and recommending to the Board of Directors the engagement of and determining the independence of the Company's independent accountants. A copy of the Company's Second Amended and Restated Audit Committee Charter is available on the Company's website at www.meade.com. During Fiscal 2008, the Audit Committee held 5 meetings.

Report of the Audit Committee

        The information contained in this report shall not be deemed to be "soliciting material" or to be "filed" with the SEC, nor shall such information be incorporated by reference into any future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act, or the Exchange Act.

        The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management is responsible for the Company's internal controls and reviewing the financial reporting process. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted accounting principles and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

        During Fiscal 2008, the Audit Committee met and held discussions with management and the Company's independent accountants. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee reviewed and discussed the audited consolidated financial statements of the Company for Fiscal 2008 with management and the independent accountants.

        The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61. The Company's independent accountants also provided to the Audit Committee the written disclosure required by Independence Standards Board Standard No. 1 "Independence Discussions with Audit Committees." The Committee discussed with the independent accountants the accounting firm's independence and considered whether the non-audit services provided by the independent accountants are compatible with maintaining its independence.

        Based on the Audit Committee discussions with management and the independent accountants, and the Audit Committee's review of the representation of management and the report of the independent accountants to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended February 29, 2008 filed with the SEC.

                      THE AUDIT COMMITTEE
                      OF THE BOARD OF DIRECTORS

                      Frederick H. Schneider, Jr. (Chairman)
                      Harry L. Casari
                      James M. Chadwick.

Relationship With Independent Accountants

        Effective February 24, 2006, the Company dismissed PricewaterhouseCoopers LLP as its independent registered public accounting firm. The reports of PricewaterhouseCoopers LLP on the consolidated financial statements of the Company for the two fiscal years ending February 29, 2004 and February 28, 2005 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

        The decision to change the Company's independent registered public accounting firm was made by the Audit Committee. In connection with the audits of the Company's financial statements for each of the two fiscal years ending February 29, 2004 and February 28, 2005, and in the subsequent interim period from March 1, 2005 through and including February 24, 2006, there were no disagreements between the Company and PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedures, which, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused PricewaterhouseCoopers LLP to make reference to the matter in their reports on the financial statements for such years.

        During the two fiscal years ending February 29, 2004 and February 28, 2005, and in the subsequent interim period from March 1, 2005 through and including February 24, 2006, there were no "reportable events" as that term is described in Item 304(a)(1)(v) of Regulation S-K.

        Subsequent to the dismissal of PricewaterhouseCoopers LLP, the Company engaged the accounting firm of Moss Adams LLP as its new independent registered public accounting firm. The Company did not consult with Moss Adams LLP during the two fiscal years ended February 29, 2004 and February 28, 2005, or during the subsequent interim period from March 1, 2005 through and including February 24, 2006, on either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements.

        A letter from PricewaterhouseCoopers LLP to the SEC dated March 2, 2006 was attached as Exhibit 16.1 to the Company's Current Report on Form 8-K, filed with the SEC on March 2, 2006.

        The Audit Committee appointed Moss Adams LLP to continue as the Company's independent registered public accounting firm for Fiscal 2009.

Fees Paid to Independent Auditors

        The Company was billed an aggregate of approximately $595,000 and $107,000 by PricewaterhouseCoopers LLP for professional services for the fiscal years ended February 28, 2007 and February 29, 2008, respectively. The Company was also billed an aggregate of approximately $562,000 and $365,000 by Moss Adams LLP for professional services for the fiscal years ended February 28, 2007 and February 29, 2008, respectively. The table below sets forth the components of these aggregate amounts.

Type of Fee	2/28/07	2/28/07	2/29/08	2/29/08
	PWC	MA	PWC	MA
Audit Fees—professional services rendered for the audit of the Company's annual financial statements and the review of the financial statements included in the Company's Form 10-Qs	—	368,000	—	284,000
Audit-Related Fees—services that are reasonably related to the performance of the audit or review of the Company's financial statements, including reviews of registration statements filed with the SEC	23,000	—	50,000	73,000
Tax Fees—professional services rendered for tax compliance, tax consulting and tax	159,000	18,000	57,000	8,000
All Other Fees—related primarily to the Company's internal investigation of its stock option grant practices	413,000	176,000	—	—

  Audit Committee Pre-Approval Policies and Procedures.

        The Charter for the Audit Committee of the Board of Directors establishes procedures for the Audit Committee to follow to pre-approve auditing services and non-auditing services to be performed by the Company's independent auditors. Such pre-approval can be given as part of the Audit Committee's approval of the scope of the engagement of the independent auditors or on an individual basis. The pre-approval of non-auditing services can be delegated by the Audit Committee to one or more of its members, but the decision must be presented to the full Audit Committee at the next scheduled meeting. The charter prohibits the Company from retaining its independent auditors to perform specified non-audit functions, including bookkeeping; financial information systems design and implementation; appraisal or valuation services; fairness opinions or contribution-in-kind reports; actuarial services; and internal audit outsourcing services. The Audit Committee pre-approved all of the non-audit services provided by the Company's independent auditors during Fiscal 2007 and Fiscal 2008.

PROPOSAL 2
APPROVAL OF 2008 STOCK INCENTIVE PLAN

        At the Annual Meeting, stockholders will be asked to approve the Meade Instruments Corp. 2008 Stock Incentive Plan (the "2008 Plan"), which was adopted, subject to stockholder approval, by the Board on June 13, 2008:

        The Meade Instruments 1997 Stock Incentive Plan (the "1997 Plan") is to expire on February 4, 2009. The Board believes that stock award grants help the Company to retain and to motivate employees and help further align the interests of employees with those of the Company's stockholders.

        Consequently, the Board believes it is important to continue the Company's current stock incentive program by adopting the 2008 Plan. As of May 21, 2008, there were 2,594,936 shares available for future award grants under the 1997 Plan. The 2008 Plan's aggregate share limit will also be 2,594,936, and, if the 2008 Plan is approved, no further incentive awards will be made under the 1997 Plan. Except as noted below, the 2008 Plan will have the same terms as the 1997 Plan. As a result, the 2008 Plan is in effect simply an extension of the 1997 Plan for an additional five years.

        The principal terms of the 2008 Plan are summarized below. The following summary is qualified in its entirety by the full text of the 2008 Plan, which is attached as Annex A to the copy of this Proxy Statement that was filed electronically with the SEC and is accessible on the Company's website at www.meade.com as well as on the SEC's website at www.sec.gov. A copy of the 2008 Plan may also be obtained by contacting Paul E. Ross, the Company's Senior Vice President—Finance and CFO, at 6001 Oak Canyons, Irvine, CA 92618, telephone number (949) 451-1450.

Summary Description of the 2008 Plan

        Purpose.    The purpose of the 2008 Plan is to promote the success of the Company by providing an additional means to attract, motivate, retain and reward key personnel, including officers, and experienced and knowledgeable independent through the grant of options and other awards that provide added long term incentives for high levels of performance and for significant efforts to improve the financial performance of the Company.

        Awards.    The 2008 Plan authorizes stock options (incentive or nonqualified), stock appreciation rights ("SARs"), restricted stock, performance share awards and stock bonuses.

        Administration.    The 2008 Plan is administered by either the Board or a committee of the Board (the "Administrator"). The Administrator determines the number of shares that are to be subject to awards and the terms and conditions of such awards, including the price (if any) to be paid for the shares or the award. The Board has appointed a subcommittee of the Compensation Committee (the Equity Compensation Subcommittee) as the 2008 Plan's Administrator.

        No Repricing.    In no case (except due to an adjustment to reflect a stock split or similar event or any repricing that may be approved by stockholders) will any adjustment be made to a stock option or SAR under the 2008 Plan (by amendment, cancellation and regrant, exchange or other means) that would constitute a repricing of the per share exercise or base price of the award.

        Eligibility.    Persons eligible to receive awards under the 2008 Plan include officers, directors, key employees and consultants of the Company or any of its subsidiaries. Members of the Board who are not officers or employees of the Company (each a "Non-Employee Director") are eligible to receive certain automatic option grants under the Plan, as described more fully below. Approximately 25 officers and key employees of the Company, including all of the Company's Named Executive Officers, are considered eligible under the 2008 Plan at the present time, subject to the power of the Administrator to determine eligible persons to whom awards will be granted. Currently, there are 6 Non-Employee Directors.

        Limits on Awards; Authorized Shares.    The maximum number of shares of Common Stock that may be issued or delivered pursuant to awards granted under the 2008 Plan is 2,594,936 shares. (As noted above, as of May 21, 2008, only 2,594,936 shares remain available for future award grants under the 1997 Plan, and if the 2008 Plan is approved by the stockholders no further grants will be made under the 1997 Plan.) The maximum number of shares of Common Stock subject to awards that may be granted to any individual during any calendar year is 500,000 shares and the maximum number of shares of Common Stock that may be issued pursuant to automatic option grants to Non-Employee Directors is 250,000 shares.

        As is customary in incentive plans of this nature, the number and kind of shares available under the 2008 Plan and the then outstanding awards, as well as exercise or purchase prices, performance targets under certain performance-based awards and share limits, are subject to adjustment in the event of certain reorganizations, mergers, combinations, consolidations, recapitalizations, reclassifications, stock splits, stock dividends, asset sales or other similar events, or extraordinary dividends or distributions of property to stockholders. Shares that are subject to or underlie awards which expire or fail to vest or which are cancelled, terminated, forfeited, or not paid or delivered under the 2008 Plan for any reason, as well as reacquired shares, become available, except to the extent prohibited by law, for additional awards under the 2008 Plan.

        The 2008 Plan will not limit the authority of the Board or the Compensation Committee (or the Equity Compensation Subcommittee) to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

        Transfer Restrictions.    Subject to certain exceptions contained in the 2008 Plan (which generally include transfer to the Company, a participant's designation of a beneficiary, the exercise of a participant's award by the participant's legal representative in the event of the participant's disability, and transfers pursuant to certain court orders), awards under the 2008 Plan are not transferable by the recipient other than by will or the laws of descent and distribution and are generally exercisable, during the recipient's lifetime, only by him or her. Any amounts payable or shares issuable pursuant to an award will be paid only to the recipient or the recipient's beneficiary or representative. The Administrator may, however, permit the transfer of an award if the transferor presents satisfactory evidence that the transfer is for estate or tax planning purposes.

        Stock Options.    A stock option is the right to purchase shares of Common Stock at a future date at a specified price (the "exercise price" of the option). An option may either be an "incentive stock option" or a "nonqualified stock option." Incentive stock option benefits are taxed differently than nonqualified stock option benefits, as described under "Federal Income Tax Consequences" below. Incentive stock options are also subject to more restrictive terms and are limited in amount by the Code and the 2008 Plan.

        The exercise price of options granted under the 2008 Plan will be determined by the Administrator, but may be no less than the fair market value of a share on the date of grant; provided, however, that the exercise price may be no less than 110% of fair market value for incentive stock options granted to an employee who owns 10% or more of the outstanding Common Stock. Full payment for shares purchased on the exercise of any option must be made at the time of such exercise in a manner approved by the Administrator (which may include cash, a check, a promissory note, notice and third party payment, or delivery of previously owned Common Stock, subject to certain limitations set forth in the 2008 Plan). Options granted under the 2008 Plan may be exercised at the time or times determined by the Administrator, but in no event may options be exercised after ten years from the date of grant; provided, however, that incentive stock options granted to an employee who owns 10% or more of the outstanding Common Stock may not be exercised after five years from the date of grant.

        Stock Appreciation Rights.    An SAR is the right to receive a number of shares of Common Stock or an amount of cash, or a combination of shares and cash, the aggregate amount or value of which is determined by reference to a change in the fair market value of the Common Stock. SARs may be granted in connection with other awards or independently. The Administrator may also grant limited SARs exercisable only upon or in respect of a change in control or any other specified event; such limited SARs may relate to or operate in tandem with other SARs, options or other awards under the 2008 Plan.

        Restricted Stock Awards.    A restricted stock award is an award typically for a fixed number of shares of Common Stock subject to restrictions. The Administrator specifies the price, if any, the participant must pay for such shares and the restrictions (which may include, for example, continued service only and/or performance standards) imposed on such shares.

        Performance-Based Awards.    Performance share awards may be granted on the basis of such factors as the Administrator deems appropriate. Generally, these awards will be based upon specific agreements and will specify the number of shares of Common Stock subject to the award, the consideration, if any, to be paid for such shares by the participant and the conditions upon which the issuance of the shares will be based. In addition to awards under the other provisions of the 2008 Plan, the 2008 Plan provides that the Administrator may grant to eligible officers performance-based awards designed to satisfy the requirements for deductibility of compensation under Section 162(m) of the Code ("Section 162(m) Performance-Based Awards"). Options with an exercise price and SARs with a base price not less than fair market value on the date of grant will, generally speaking, be considered Section 162(m) Performance-Based Awards. Other Section 162(m) Performance-Based Awards must be based on performance relative to pre-established goals over performance periods not shorter than one year nor longer than ten years. The business criteria on which performance goals may be established include one or more of the following as applied to the consolidated operations, or one or more subsidiaries or business segments of the Company: (1) net cash flow (including cash and cash equivalents) from operations or net cash flow from operations, financing and investing activities, (2) earnings per share of Common Stock on a fully diluted basis determined by dividing (a) net earnings less dividends on Preferred Stock, if any, of the Company and its subsidiaries by (b) the weighted average number of shares of Common Stock and Common Stock equivalents outstanding, (3) consolidated net income of the Company and its subsidiaries (less, if any, preferred dividends), divided by the average consolidated common stockholders' equity, or (4) change in the market price of the Company's Common Stock plus dividends and other distributions paid, divided by the beginning market price of the Common Stock, adjusted for any changes in equity structure. Section 162(m) Performance-Based Awards (other than options and SARs) are earned and payable only if performance meets the specific, pre-established performance goals approved by the Administrator in advance of applicable deadlines under the Code and while the performance relating to the goals remains substantially uncertain. Performance goals may be adjusted to reflect certain changes, including reorganizations, liquidations and capitalization and accounting changes, to the extent permitted by Section 162(m). Grants of Section 162(m) Performance-Based Awards in any calendar year to any individual participant may not be made with reference to more than 350,000 shares. Section 162(m) Performance-Based Awards that do not relate to shares and are payable in cash and that are granted in any calendar year to any individual participant can not provide for payment of more than $1,000,000. Before any of the Section 162(m) Performance-Based Awards (other than by exercise of qualifying options or SARs) are paid to a covered officer, the Administrator must certify that the performance goals have been satisfied. The Administrator will have discretion to determine the performance goals and restrictions or other limitations of the individual awards and is expected to reserve "negative" discretion to reduce the number of shares delivered pursuant to payments of awards below maximum award limits.

        Stock Bonuses.    The Administrator may grant a stock bonus to any eligible person to reward exceptional or special services, contributions or achievements in the manner and on such terms and conditions (including any restrictions on such shares) as determined from time to time by the Administrator. The number of shares so awarded is determined by the Administrator, and such an award may be granted independently or in lieu of a cash bonus.

        Acceleration of Awards; Possible Early Termination of Awards.    Unless prior to a Change in Control Event the Administrator determines that, upon its occurrence, benefits will not be accelerated, then generally upon the Change in Control Event each option and SAR will become immediately exercisable, restricted stock will vest, and cash and performance-based awards will become payable. A "Change in Control Event" under the 2008 Plan generally includes (subject to certain exceptions) certain mergers or consolidations approved by the Company's stockholders, or stockholder approval of a liquidation of the Company or sale of substantially all of the Company's assets.

        Effect of Termination of Employment.    Options which have not yet become exercisable will generally lapse upon the date a participant is no longer employed by the Company. Options which have become exercisable must be exercised within three months after such date if the termination of employment was for any reason other than retirement, total disability, death or discharge for cause. In the event a participant is discharged for cause, all options will lapse immediately upon such termination of employment. If the termination of employment is due to retirement, total disability or death, the options which are exercisable on the date of such termination must generally be exercised within twelve months of the date of such termination. In no event may an option be exercised after its stated term. SARs generally have the same termination provisions as the options to which they relate. In respect of each other award granted under the 2008 Plan, a participant's rights and benefits (if any) in the event of a termination of employment will be determined by the Administrator, which may make distinctions based upon the cause of termination and the nature of the award. The Administrator may increase the portion of a participant's award available to the participant in connection with a participant's termination of employment (other than termination by the Company for cause).

        Amendments.    The Board may amend or terminate the 2008 Plan at any time. If any amendment to the 2008 Plan would (1) materially increase the benefits accruing to participants, (2) materially increase the aggregate number of shares which may be issued under the 2008 Plan or (3) materially modify the requirements of eligibility for participation in the 2008 Plan, then, to the extent then required by applicable law or deemed advisable by the Board, such amendment will be subject to stockholder approval. Outstanding awards may be amended, subject, however, to the consent of the holder if the amendment materially and adversely affects the holder. If the 2008 Plan is approved by the stockholders, the 2008 Plan will terminate on February 4, 2014, unless previously terminated by the Board.

        Automatic Option Grants to Non-Employee Directors.    The 2008 Plan provides that each person who first becomes a Non-Employee Director is granted automatically a nonqualified stock option to purchase 5,000 shares of Common Stock. In addition, in each calendar year, there will be granted automatically (without any action by the Administrator) immediately following the Annual Meeting of Stockholders in each such year, a nonqualified stock option to purchase 5,000 shares of Common Stock to each Non-Employee Director who is re-elected as a member of the Board or who continues as a member of the Board. A Non-Employee Director may not receive more than one nonqualified stock option under the Non-Employee Director program in any calendar year, nor more than 75,000 shares on exercise of all options awarded under such program. The purchase price per share of Common Stock covered by each such option will be the fair market value of the Common Stock on the date the option is granted. The 2008 Plan provides that Non-Employee Director Options expire on the tenth anniversary of the award date and become exercisable at the rate of 33 1/3% on each of the first three anniversaries of the date of grant. Immediately prior to the occurrence of a Change in Control, each option granted under the Non-Employee Director program will become exercisable in full.

        If a Non-Employee Director's services as a member of the Board terminate by reason of retirement, death or total disability, any option granted under the Non-Employee Director program held by such Non-Employee Director will immediately become and will remain exercisable for two years after the date of such termination or until the expiration of the option's term, whichever occurs first. If a Non-Employee Director's services as a member of the Board terminate for any other reason, any portion of an option granted under the Non-Employee Director program held by such Non-Employee Director which is not then exercisable will terminate, and any portion of an option which is then exercisable may be exercised for three months after the date of such termination or until the expiration of the option's term, whichever occurs first.

        Securities Underlying Awards.    The reported closing price of the Company's Common Stock on the Nasdaq Global Market on May 21, 2008 was $1.35 per share.

        Federal Income Tax Consequences.    With respect to nonqualified stock options, upon exercise, the participant generally will be taxed as ordinary income (and the Company is generally entitled to deduct) an amount equal to the difference between the option exercise price and the fair market value of the shares at the time of exercise. However, there will be no income tax to the participant (and there will be no deduction to the Company) upon the grant of a nonqualified stock option. With respect to incentive stock options, the participant will not receive income tax (and the Company is generally not entitled to a deduction) either upon grant of the option or at the time the option is exercised. If incentive stock option shares are not held for specified qualifying periods, however, the difference between the fair market value of the shares at the date of exercise (or, if lower, the sale price) and the cost of such shares is taxed as ordinary income (and the Company will receive a corresponding deduction) in the year the shares are sold.

        The current federal income tax consequences of other awards authorized under the 2008 Plan generally follow certain basic patterns: SARs are taxed and deductible in substantially the same manner as nonqualified stock options; nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant); and performance share awards generally are subject to tax at the time of payment. In each of the foregoing cases, the Company will generally have a corresponding deduction at the time the participant recognizes income. If an award is accelerated under the 2008 Plan in connection with a change in control (as this term is used in the Internal Revenue Code), the Company may not be permitted to deduct the portion of the compensation attributable to the acceleration ("parachute payments") if it exceeds certain threshold limits under the Internal Revenue Code (and certain excise taxes may be triggered). Further, if the compensation attributable to awards is not "performance based" within the meaning of Section 162(m) of the Internal Revenue Code, the Company may not be permitted to deduct the aggregate non performance-based compensation in excess of $1,000,000 per individual in certain circumstances.

        The above tax summary discusses general tax principles applicable to, and income tax consequences of, the 2008 Plan under current federal law, which is subject to change. This summary is not intended to be exhaustive and, among other considerations, does not describe state, local, or international tax consequences.

Specific Benefits

        The Company has not approved any awards that are conditioned upon stockholder approval of the Amendments. Except for the annual grants to non-executive directors discussed above, the number, amount and type of awards to be received by or allocated to eligible persons in the future under the 2008 Plan cannot be determined at this time. At this time, the Company is not considering any additional awards under the 2008 Plan. If the 2008 Plan had been in effect previously, the Company expects that the grants would not have been substantially different from those actually made during Fiscal 2008 under the 1997 Plan.

        For information regarding stock-based awards granted to our named executive officers during Fiscal 2008, see the material set forth above. For information regarding past award grants under the Plan, see the table immediately below.

PAST INCENTIVE STOCK AWARD GRANTS

        During the period of two fiscal years ended February 29, 2008, incentive stock awards covering an aggregate of 1,599,430 shares of Common Stock were granted under the 1997 Plan. The following table shows information regarding the distribution of those awards among two fiscal years, the persons and groups identified below, and the types of incentive stock awards.

	Stock Options		Restricted Stock
			Number of Shares Subject to Restricted Stock Grants
	Number of Shares Subject to Option Grants
Named Executive Officers:			Fiscal 2007	Fiscal 2008
	Fiscal 2007	Fiscal 2008
Steven L. Muellner(1)	500,000	100,000	—	38,946
Paul E. Ross	—	150,000	—	60,484
Robert L. Davis(2)	—	150,000	—	0
Brent W. Christensen(3)	—	—	—	0
All Current Executive Officers (including the Named Executive Officers identified above):	600,000	500,000	—	99,430
Non-Executive Director Group(4):	30,000	30,000	—	—
Each other person who has received 5% or more of the options, warrants or rights under the 1997 Plan	—	—	—	—
All employees, including all current officers who are not executive officers or directors, as a group	35,000	305,000	—	—

Total	665,000	835,000	—	99,430

(1)
In connection with the commencement of his employment with the Company on May 8, 2006. Mr. Muellner was granted 500,000 stock options pursuant to the Company's 1997 Plan and an additional 200,000 stock options granted outside the 1997 Plan and subject to stockholder approval. Such 200,000 stock options were approved by the stockholders of the Company on January 31, 2007. The stock options were all priced at fair market value on the date of grant and are subject to a four (4) year vesting schedule, with 25% of the option vesting each year on the anniversary date of the grant date.

(2)
Mr. Davis resigned as the Company's Senior Vice President during the first quarter of Fiscal 2009.

(3)
Mr. Christensen Fiscal 2007 Employment Agreement was terminated effective February 28, 2007. Mr. Christensen remained the Company's Senior Vice President—Finance and Chief Financial Officer until March 19, 2007, at which time Mr. Ross became the Company's Senior Vice President—Finance and Chief Financial Officer, and Mr. Christensen became a non-executive employee until June 1, 2007, at which time Mr. Christensen resigned from his employment with the Company.

(4)
If the 2008 Plan is approved by the stockholders at the Annual Meeting, each of the six non-executive directors will be granted 5,000 options, with an exercise price equal to the fair market value or closing price of the underlying Common Stock at the time of grant. The options will have a term of ten years and vest ratably over the three-year period following the date of grant.

PROPOSAL 3
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

        Moss Adams LLP has served as the Company's independent registered public accounting firm since February 2006 and has been appointed by the Audit Committee to continue as the Company's independent registered public accounting firm for Fiscal 2009. In the event that ratification of this selection is not approved by a majority of the shares of Common Stock of the Company represented at the Annual Meeting in person or by proxy and entitled to vote on the matter, the Audit Committee and the Board of Directors will review the Audit Committee's selection of an independent registered public accounting firm.

        Representatives of Moss Adams LLP are expected to be present at the Annual Meeting. The representatives will have an opportunity to make a statement at the Annual Meeting if they so desire and are expected to be available to respond to appropriate questions.

        The Board of Directors recommends a vote "FOR" ratification of the appointment of Moss Adams LLP as the Company's independent registered public accounting firm for Fiscal 2009.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information with respect to the beneficial ownership of the Common Stock as of May 21, 2008, for (i) each person who beneficially owned more than 5% of the Common Stock, (ii) each of the directors and Named Executive Officers (as defined in the "Summary Compensation Table—Fiscal 2008" table below) and (iii) all directors and executive officers as a group. Except as otherwise indicated, beneficial ownership includes voting and investment power with respect to the shares shown.

Security Ownership Table

Name and Address	Amount and Nature of Beneficial Ownership	Percent of Class
Hummingbird Management, LLC(1)	3,579,652	15.35%
Austin W. Marxe and David M. Greenhouse(2)	2,729,174	11.71%
Dimensional Fund Advisors Inc.(3)	1,685,583	7.23%
Steven L. Muellner(4)(5)	420,533	1.78%
Harry L. Casari(4)(6)	81,533	*
Steven G. Murdock(4)(7)	1,384,333	5.94%
Timothy C. McQuay(4)(8)	73,333	*
Frederick H. Schneider, Jr.(4)(9)	13,333	*
Paul D. Sonkin(4)(10)	3,668,418	15.73%
James M. Chadwick(4)(11)	746,793	3.20%
Brent W. Christensen(4)(12)	—	*
Robert L. Davis(4)(13)	38,525	*
Paul E. Ross(4)(14)	100,731	*
Meade Instruments Corp. Employee Stock Ownership Plan(4)(15)	766,888	3.29%
All current directors and executive officers as a group (9 persons)(16)	6,530,638	27.28%

*
Less than 1%

(1)
Hummingbird Management, LLC (f/k/a Morningside Value Investors, LLC), a Delaware limited liability company ("Hummingbird"), has sole voting power as to 3,579,652 of such shares, sole dispositive power as to 3,579,652 of such shares, shared voting power as to none of such shares and shared dispositive power as to none of such shares. Hummingbird, as investment manager, and Hummingbird Capital LLC, as general partner, may be deemed to have sole voting and investment authority over 973,301 shares of Common Stock owned by The Hummingbird Value Fund, L.P., 1,019,915 shares of Common Stock owned by The Hummingbird Microcap Value Fund, L.P., and 1,586,436 shares of Common Stock owned by The Hummingbird Concentrated Fund, L.P. Paul D. Sonkin, managing member and control person of Hummingbird ("Sonkin"), has beneficial ownership of an additional 88,766 shares of Common Stock which if included with the 3,579,652 shares listed above would result in a total of 3,668,418 shares or 15.73% of the total outstanding Common Stock. See footnote 10 below. The mailing address of Hummingbird is 460 Park Avenue, 12th Floor, New York, NY 10022.

(2)
According to a Schedule 13G/A, dated as of February 12, 2008, filed with the Securities and Exchange Commission, Austin W. Marxe and David M. Greenhouse (the "Principals") have sole voting power as to none of such shares, sole dispositive power as to none of such shares, shared voting and investment power as to 2,729,174 of such shares. This is a joint filing by the Principals. The Principals share sole voting and investment power over 26,290 common shares owned by Special Situations Cayman Fund, L.P., and 2,702,884 common shares owned by Special Situations

  Fund III QP, L.P. The mailing address of the Principals is 527 Madison Avenue, Suite 2600, New York, NY 10022.

(3)
According to a Schedule 13G/A, dated as of February 6, 2008, filed with the Securities and Exchange Commission, Dimensional Fund Advisors LP, a Delaware limited partnership ("Dimensional"), has sole voting power as to 1,685,583 of such shares, sole dispositive power as to 1,685,583 of such shares, shared voting power as to none of such shares and shared dispositive power as to none of such shares. Dimensional is an Investment Advisor under Section 13d-1(b)(1)(ii)(E) of the Exchange Act. The mailing address of Dimensional is 1299 Ocean Avenue, Santa Monica, CA 90401.

(4)
The address for all directors and executive officers of the Company and the Company's Employee Stock Ownership Plan ("ESOP") Committee is c/o Meade Instruments Corp., 6001 Oak Canyon, Irvine, CA 92618.

(5)
Includes 375,000 shares subject to options that are currently exercisable or will become exercisable on or before July 20, 2008 and 6,607 shares allocated to Mr. Muellner's ESOP account as an ESOP participant. Mr. Muellner's ESOP shares are not vested. Excludes 766,888 shares held by the ESOP. Mr. Muellner is a member of the ESOP Committee and, other than as a participant, disclaims beneficial ownership of any of the shares owned by the ESOP. If the shares owned by the ESOP were included, Mr. Muellner would be deemed to beneficially own 1,187,421 shares, or 5.01%. See footnotes 15 and 16 below.

(6)
Includes 71,333 shares subject to options that are currently exercisable or will become exercisable on or before July 20, 2008.

(7)
Includes 3,333 shares subject to options that are currently exercisable or will become exercisable on or before July 20, 2008. Also includes 1,361,000 shares held by Steven G. Murdock, as Trustee of the Steven G. Murdock Trust u/a/d August 16, 2001.

(8)
Includes 71,333 shares subject to options that are currently exercisable or will become exercisable on or before July 20, 2008.

(9)
Includes 13,333 shares subject to options that are currently exercisable or will become exercisable on or before July 20, 2008.

(10)
Includes 5,000 shares subject to options that are currently exercisable or will become exercisable on or before July 20, 2008. Includes 3,579,652 shares held by Mr. Sonkin, as managing member and control person of Hummingbird. Also includes 40,666 shares of Common Stock held in Mr. Sonkin's and his wife Ms. Sonkin's IRA Accounts and 43,100 shares of Common Stock held in IRA Accounts of various other parties for which Mr. Sonkin has dispositive power but disclaims beneficial ownership. See footnote 1 above.

(11)
Includes 5,000 shares subject to options that are currently exercisable or will become exercisable on or before July 20, 2008. Includes 741,793 shares held by Mr. Chadwick, as co-managing member of Chadwick Capital Management LLC, a Delaware limited liability company and the general partner of Monarch Activist Partners LP, a Delaware limited partnership.

(12)
Mr. Christensen's Fiscal 2007 Employment Agreement was terminated effective February 28,2007. Mr. Christensen remained the Company's Senior Vice President—Finance and Chief Financial Officer until March 19, 2007, at which time Mr. Christensen became a non-executive employee until June 1, 2007, at which time Mr. Christensen resigned from his employment with the Company.

(13)
Includes 10,475 shares held by Mr. Davis in an IRA account and 18,050 shares allocated to Mr. Davis' ESOP account as an ESOP participant. Mr. Davis' ESOP shares are fully vested. Mr. Davis resigned his employment with the Company in the first quarter of Fiscal 2009.

(14)
Includes 37,500 shares subject to options that are currently exercisable or will become exercisable on or before July 20, 2008. Includes 60,484 shares subject to a restricted stock award, dated March 19, 2007 which includes a four -year term time-based vesting schedule. Also includes 2,747 shares allocated to Mr. Ross' ESOP account. Mr. Ross' ESOP shares are not vested. Mr. Ross is a member of the ESOP Committee and, other than as a participant, disclaims beneficial ownership of any of the shares owned by the ESOP. Excludes 766,888 shares held by the ESOP. Mr. Ross is a member of the ESOP Committee and, other than as a participant beginning in the 2007 calendar year, disclaims beneficial ownership of any of the shares owned by the ESOP. If the 766,888 shares owned by the ESOP were included, Mr. Ross would be deemed to beneficially own 867,619 shares, or 3.72%. See footnotes 15 and 16 below.

(15)
Includes both allocated and unallocated shares owned by the ESOP. Unallocated shares (as well as allocated shares for which the ESOP has not received voting instructions) are voted by the trustee of the ESOP, Wells Fargo Bank, N.A. (the "Trustee"), as directed by the ESOP Committee. Each participant in the ESOP is entitled to direct the Trustee as to how to vote shares allocated to his or her ESOP account, irrespective of whether the participant's shares are vested. Any allocated shares of Common Stock for which participants do not provide voting instructions are voted by the Trustee in the manner directed by the ESOP Committee. The ESOP Committee is comprised of Mr. Muellner and Mr. Ross. Each of the members of the ESOP Committee, other than as a participant, disclaims beneficial ownership of any of the shares owned by the ESOP. The Trustee's address is 4365 Executive Drive, Suite 1700, San Diego, CA 92121-2130.

(16)
Included in this total of all executive officers and directors as a group as of May 21, 2008. Excluded from this total as executive officers as of May 21, 2008 are Messrs. Davis and Christensen, both who are no longer employees of the Company. Includes 619,332 shares subject to options that are currently exercisable or will become exercisable on or before July 20, 2008. Also includes 13,485 shares allocated to accounts as ESOP participants. Those ESOP shares are not vested. Excludes 766,888 shares held by the ESOP. Messrs. Muellner and Ross are members of the ESOP Committee and, other than as participants, each disclaims beneficial ownership of any of the shares owned by the ESOP. If the 766,888 shares owned by the ESOP were included, all directors and officers as a group would be deemed to beneficially own 7,297,526 shares, or 30.49%. See footnotes 5 through 15 above.

SUMMARY COMPENSATION TABLE—FISCAL 2008

        The following table presents information regarding the compensation of our principal executive officer, the two most highly compensated executive officers other than the principal executive officer, and one additional employee who would have been included except for the fact that they are no longer an executive officer (collectively, the "Named Executive Officers").

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(1)	All Other Compensation ($)		Total ($)
Steven L. Muellner(2)(5)	2008 2007	350,000 275,962	— —	77,892 —	268,123 283,438	7,646 5,784	(7) (7)	703,661 565,184
Paul E. Ross(3)(6)	2008 2007	240,000 —	— —	48,323 —	30,997 —	56,666 —	(8)	375,986 —
Robert L. Davis	2008 2007	268,500 268,500	— —	— 27,500	29,062 21,248	368,160 8,422	(9) (9)	665,722 325,670
Brent W. Christensen(4)	2008 2007	61,601 233,000	— 35,000	7,020 27,500	— 21,248	336,393 9,884	(10) (10)	420,476 326,632

(1)
These amounts reflect the aggregate dollar amounts recognized for stock awards and option awards, respectively, for financial statement reporting purposes with respect to Fiscal 2008 and Fiscal 2007, respectively (disregarding any estimate of forfeitures related to service-based vesting conditions). Detailed information about the amount recognized for specific awards is reported in the table under "Outstanding Equity Awards at Fiscal 2008 Year-End." For a discussion of the assumptions and methodologies used to calculate these amounts, please see the discussion of equity incentive awards contained in Note 4 "Summary of Significant Accounting Policies—Stock Based Compensation" and Note 11 "Stock Incentive Plan" to the Company's Consolidated Financial Statements, included as part of the Company's Fiscal 2008 Annual Report on Form 10-K, which notes are incorporated herein by reference. Given the financial performance of the Company during Fiscal 2006, and the management changes taking place during Fiscal 2007, with the exception of Mr. Muellner in connection with the commencement of his employment, no Named Executive Officers were granted stock options during Fiscal 2007.

(2)
Mr. Muellner joined the Company as the President and CEO effective May 8, 2006. The salary amount shown in the table represents the pro-rata portion of his salary for Fiscal 2007.

(3)
Mr. Ross joined the Company as the Senior Vice President—Finance and Chief Financial Officer effective March 19, 2007. The salary amount shown in the table represents the pro-rata portion of his salary for Fiscal 2008.

(4)
Mr. Christensen's Employment Agreement was terminated effective February 28, 2007 (See footnote 10 below). Mr. Christensen remained the Company's Senior Vice President—Finance and Chief Financial Officer until March 19, 2007, at which time Mr. Ross became the Company's Senior Vice President—Finance and Chief Financial Officer, and Mr. Christensen became a non-executive employee until June 1, 2007, at which time Mr. Christensen resigned from his employment with the Company. The salary amount shown in the table represents the pro-rata portion of Mr. Christensen's salary for Fiscal 2008.

(5)
In connection with the commencement of his employment with the Company on May 8, 2006. Mr. Muellner was granted 500,000 stock options pursuant to the Company's 1997 Plan and an additional 200,000 stock options granted outside the 1997 Plan and subject to stockholder approval. Such 200,000 stock options were approved by the stockholders of the Company on January 31, 2007. The stock options were all priced at fair market value on the date of grant and are subject to a four (4) year vesting schedule, with 25% of the option vesting each year on the anniversary date of the grant date. In addition, in connection with Mr. Muellner's Performance Share Award Agreement paid as Mr. Muellner's bonus for Fiscal 2007, Mr. Muellner was awarded a total of 38,946 restricted shares of the Company's Common Stock.

(6)
In connection with the commencement of his employment with the Company on March 19, 2007, Mr. Ross was granted 150,000 stock options and 60,484 restricted shares of the Company's Common Stock pursuant to the Company's 1997 Plan. The stock options were all priced at fair market value on the date of grant and are subject to a four (4) year vesting schedule, with 25% of the option vesting each year on the anniversary date of the grant date.

(7)
Includes $6,862 and $4,965, respectively, for ESOP shares allocated to Mr. Muellner during Fiscal 2008 and 2007 (determined using the closing price of the Company's Common Stock on February 29, 2008 and February 28, 2007) and $784 and $819, respectively, for life insurance premium payments paid on behalf of Mr. Muellner during Fiscal 2008 and Fiscal 2007.

(8)
Includes $4,201 for ESOP shares allocated to Mr. Ross during Fiscal 2008 (determined using the closing price of the Company's Common Stock on February 29, 2008), $658 for life insurance premium payments paid on behalf of Mr. Ross during Fiscal 2008, and $51,807 provided to Mr. Ross in connection with his relocation at the commencement of his employment with the Company during Fiscal 2008.

(9)
Includes $4,726 and $8,122, respectively, for ESOP shares allocated to Mr. Davis during Fiscal 2008 and 2007 (determined using the closing price of the Company's Common Stock on February 29, 2008 and February 28, 2007), $784 and $300, respectively, for life insurance premium payments paid on behalf of Mr. Davis during Fiscal 2008 and Fiscal 2007, and $362,650 paid pursuant to an Executive Severance Agreement entered into in connection with the termination of Mr. Davis' Employment Agreement dated February 28, 2007. Mr. Davis was rehired in the first quarter of Fiscal 2008, and then resigned in the first quarter of Fiscal 2009.

(10)
Includes $9,434 for ESOP shares allocated to Mr. Christensen during Fiscal 2007 (determined using the closing price of the Company's Common Stock on February 28, 2007), $101 and $450, respectively, for life insurance premium payments paid on behalf of Mr. Christensen during Fiscal 2008 and Fiscal 2007, and $336,292 paid pursuant to an Executive Severance Agreement entered into in connection with the termination of Mr. Christensen's Employment Agreement dated February 28, 2007.

Compensation of Named Executive Officers

        The Summary Compensation Table—Fiscal 2008 above quantifies the value of the different forms of compensation earned by or awarded to our Named Executive Officers during Fiscal 2007 and Fiscal 2008. The primary elements of each Named Executive Officer's total compensation reported in the table are base salary, an annual bonus and long-term equity incentives consisting of stock options and, in certain instances, restricted shares. Named Executive Officers also were paid the other compensation listed in the Summary Compensation Table—Fiscal 2008, as further described in Footnotes 7, 8, 9 and 10 to the table.

        The Summary Compensation Table—Fiscal 2008 should be read in conjunction with the other tables and narrative descriptions in this Proxy Statement. A description of the material terms of each Named Executive Officer's base salary, annual bonus, and equity compensation is provided below. The Outstanding Equity Awards at Fiscal 2008 Year-End table below provides further information on the Named Executive Officers' outstanding option and stock awards.

Fiscal 2008 Employment Agreements

        For Fiscal 2008, except for Mr. Christensen (discussed below), each Named Executive Officer's employment agreement was essentially identical, except for the base salary. The employment agreements (the "FY2008 Employment Agreements") provide for the following terms and conditions: Each executive officer is entitled to the payment of an annual base salary equal to the following amounts: $350,000 for Mr. Muellner, $260,000 for Paul E. Ross and $268,500 for Mr. Davis. The amount of these base salaries is subject to discretionary review annually by the Compensation Committee. The executive officers are also entitled to participate in and are covered by all bonus, incentive and employee health, insurance, 401(k), ESOP, and other plans and benefits established for the employees of the Company. In addition, the FY2008 Employment Agreements provide the executive officers with vacation benefits of three weeks per year, up to a maximum accrual of six weeks, and reimbursement of all business expenses. If the Company terminates the employment of one of these executive officers without cause, or if one of these executive officers terminates his employment for one of the following reasons: (A) a material diminution of authority, duties or responsibilities of the executive officer, (B) any reduction by the Company to the executive officer's base salary (except within certain limits as set forth in the FY2008 Employment Agreements), or (C) the Company requires the executive officer to be based at any office or location which increases the distance from such executive officer's home to the office or location by more than 45 miles from the distance in effect at the beginning of the term of the FY2008 Employment Agreements, then such executive officer will be entitled to an aggregate severance payment equal to: (x) 12 months base salary, (y) 50% of the executive officer's target bonus amount, and (z) HMO level COBRA benefits for 12 months (collectively, the "Severance Payments"). The Severance Payments will be paid in 12 equal payments over a 12 month period. As partial consideration for the benefits set forth above, the executive officers agree to not compete with the Company, or solicit its customers or employees, during the term of employment and for 12 months after termination of employment.

        Effective February 28, 2007, Mr. Christensen's Fiscal 2007 Employment Agreement was terminated. Mr. Christensen remained the Company's Senior Vice President—Finance and Chief Financial Officer until March 19, 2007, at which time Mr. Ross became the Company's Senior Vice President—Finance and Chief Financial Officer and Mr. Christensen became a non-executive employee until June 1, 2007, at which time Mr. Christensen resigned from his employment with the Company.

Fiscal 2008 Annual Performance Share (Bonus) Award

        For Fiscal 2008, the Compensation Committee has developed a new bonus agreement for each of the executive officers of the Company in an effort to hold each executive officer accountable for performance (both Company performance and personal performance). With the exception of position specific personal objectives, the Fiscal 2008 bonus agreements are nearly identical for each executive officer, including Mr. Muellner. Under the Fiscal 2008 bonus agreements, each executive officer will have the potential to earn a cash bonus equal to a percentage of their base salary, based on a combination of the Company's financial performance and the individual's performance measured against position specific objectives established by the person to whom each individual reports. Mr. Muellner's Fiscal 2008 bonus agreement establishes a cash bonus target of 50% of Mr. Muellner's base salary, with the opportunity to earn up to two times the bonus target. Each executive officer, other than Mr. Muellner, has a bonus target of 25% of his base salary, with the opportunity to earn up to two times his bonus target. The Company financial performance objectives for the Fiscal 2008 bonus agreements are based on the Company meeting or exceeding certain operating income targets for Fiscal 2008. After the Company financial performance objectives have been partially or fully met, each executive officer's position specific personal objectives are determined. Such personal objectives are determined as a percentage of overall satisfaction (between 0% and 100%). This satisfaction percentage is then multiplied by the bonus amount that would have been achieved based solely on the Company's financial performance. After considering both the Company's financial performance objectives and the personal position specific objectives, each executive officer's cash bonus can be calculated.

Long-Term Share-Based Incentive Awards

        The Company's policy is that the Named Executive Officers' long-term compensation should be directly linked to the value provided to our stockholders. Therefore, 100% of the Named Executive Officers' long-term compensation is currently awarded in the form of share-based instruments that are in or valued by reference to our Common Stock, generally non-qualified stock options. The number of shares of the Company's Common Stock subject to each annual award is intended to create a meaningful opportunity for stock ownership in light of the Named Executive Officer's current position with the Company, the individual's potential for increased responsibility and promotion over the award term, and the individual's personal performance in recent periods. The Compensation Committee may also take into account the number of unvested equity awards held by the Named Executive Officer in order to maintain an appropriate level of equity incentive for that individual. However, the Compensation Committee does not adhere to any specific guidelines as to the relative equity award holdings of the Company's Named Executive Officers.

        Stock Options.    The Company has traditionally and intends to continue to make a portion of its long-term incentive awards to Named Executive Officers in the form of stock options with an exercise price that is equal to the fair market value of the Company's Common Stock on the grant date. Thus, the Named Executive Officers will only realize value on their stock options if our stockholders realize value on their shares. The stock options also function as a retention incentive for our executive officer as they generally vest over a four (4) year period following the grant date.

        Restricted Stock.    At certain times in prior fiscal years the Company has made a portion of its long-term incentive grants (or a portion of its bonus awards) to Named Executive Officers in the form of restricted stock. Restricted stock represents Common Stock of the Company that is subject to a restriction until such time as a specified vesting requirement is satisfied. The Company has determined that at times it is advisable to grant restricted stock in addition to or in lieu of larger stock option grants in order to minimize stock expense to the Company and dilution. The restricted stock also functions as a retention incentive as the restrictions generally vest over a time period following the grant date.

Employee Stock Ownership Plan

        The Board of Directors adopted the Employee Stock Ownership Plan ("ESOP") effective March 1, 1996, as amended and restated effective January 1, 1999, as amended. The purpose of the ESOP is to enable participating employees to share in the growth and prosperity of the Company and to provide an opportunity for participating employees to accumulate capital for their future economic advantage by receiving beneficial ownership of the Company's Common Stock in proportion to their relative compensation, subject to certain limits. The ESOP is intended to be a stock bonus plan that is qualified under Section 401(a) of the Internal Revenue Code (the "Code"). Currently, all domestic employees who have completed at least six months of service with, and who work a minimum of 1,000 hours a year for, the Company are eligible to participate in the ESOP. Generally, a participant becomes fully vested in contributions to the ESOP upon completion of three years of service with the Company or its affiliates. Under the Company's ESOP, the Company matches 100% (in the form of Common Stock) of the amount deferred by employees under the 401(k) Plan, up to 4% of each employee's annual compensation, subject to certain limits as regulated by the Code. This matching contribution vests according to the provisions of the Company's ESOP.

        Distributions from the ESOP are generally made to vested participants following termination of employment, but in certain circumstances, the ESOP allows vested participants to receive in-service distributions of up to 50% of the aggregate shares allocated to a vested participant's account. Shares of Common Stock allocated to participants' accounts are voted in the manner directed by such participants, irrespective of whether the participants' shares are vested. The ESOP Committee directs the voting of unallocated shares and shares for which participants do not provide voting instructions.

401(k) Plan

        The Company maintains a 401(k) Plan which is qualified under Section 401(k) of the Internal Revenue Code for all employees of the Company who have completed at least six months of service with the Company and are at least 21 years of age. The 401(k) Plan is designed for all eligible employees to save for retirement on a tax-deferred basis. Eligible employees may contribute up to 15% of their annual compensation up to a maximum amount allowed under the Code. Other than through the ESOP as set forth above, the 401(k) Plan does not currently include an employer match provision (see "Employee Stock Ownership Plan").

Severance and Other Benefits Upon Termination of Employment or Change in Control

        In order to achieve our compensation objective of attracting, retaining and motivating qualified executives, we believe that we need to provide our Named Executive Officers with certain severance protections. For Named Executive Officers, our philosophy is that severance should only be payable upon certain terminations of a Named Executive Officer's Employment Agreement with the Company. We believe that the occurrence, or potential occurrence, of a change in control transaction will create uncertainty regarding the continued employment of Named Executive Officers. This uncertainty results from the fact that many change in control transactions result in significant organizational changes, particularly at the senior executive level. In order to encourage the Named Executive Officers to remain employed with the Company during an important time when their prospects for continued employment following the transaction are often uncertain, we provide Named Executive Officers under the Fiscal 2008 Employment Agreements with severance benefits in a change in control situation in which the Named Executive Officer is actually terminated equal to that which is paid to the Named Executive Officer in the event of a termination without cause or for "good reason" as defined in such Agreements.

        In addition to the severance benefits the Named Executive Officers are entitled to receive pursuant to the Fiscal 2008 Employment Agreements, under the terms of the Plan, if there is a liquidation, sale of all or substantially all of our assets, or merger or reorganization that results in a change in control of the Company, and such outstanding awards will not be continued or assumed following the transaction, then, like all other employees, Named Executive Officers may receive immediate vesting of their outstanding long-term incentive compensation awards (see "Proposal 2—Approval of 2008 Stock Incentive Plan—Summary Description of the 2008 Plan").

        On January 10, 2008, Meade Instruments Corp. ("Meade" or the "Company") entered into an Executive Retention Agreement with each of the Company's four executive officers; specifically, Mr. Steven L. Muellner, the Company's President and CEO; Mr. Paul E. Ross, the Company's Senior Vice President—Finance and CFO; Mr. Robert L. Davis, the Company's Senior Vice President—Sales; and Mr. Donald W. Finkle, the Company's Senior Vice President—Operations (collectively, the "Executives," and each an "Executive").

        Pursuant to the terms and conditions of the Executive Retention Agreements, which have a term from January 10, 2008 to December 31, 2008, the Executives will be entitled to receive collectively one and one half percent (1.5%) ("Retention Award Amount") of the Transaction Value (as defined in the Executive Retention Agreements) of any Major Transaction occurring during the term thereof. A Major Transaction is defined in the Executive Retention Agreements as: (i) a sale of 75% or more of the revenue generating assets of the Company; (ii) the acquisition of securities representing 75% or more of the voting power of the Company; or (iii) a reorganization or merger of the Company. Each of the Executives is entitled to receive a percentage of the Retention Award Amount as follows:

Mr. Muellner—50%, Mr. Ross—25%, Mr. Davis—12.5%, and Mr. Finkle 12.5% (each, the "Executive Percentage"). In addition, if the Company sells substantially all of the assets of a Division (as defined in the Executive Retention Agreements) or capital stock of a subsidiary of the Company (collectively, a "Division Sale"), and all or a portion of the proceeds of such Division Sale are distributed to the stockholders of the Company (the "Distribution Amount"), then the Executives are entitled to 1.5% of the Distribution Amount allocated pursuant to their respective Executive Percentage. Each of the Executives is entitled to the benefits set forth above if they are employed by the Company at the time of the closing of the Major Transaction or Division Sale, or if they were employed by the Company within the previous 180 days of such Major Transaction or Division Sale and such Executive's termination from employment was a result of a Qualifying Separation (as defined in the Executive Retention Agreements). The Executive Retention Agreements also provide that (i) if there is a Major Transaction during the term thereof, or (ii) if an Executive's employment is terminated as a result of a Qualifying Separation, then all equity awards, including any outstanding stock options or restricted stock, owned by the Executive shall become fully vested and exercisable. In addition to the Retention Pay to be received by each Executive, in the event an Executive is terminated during the term of the Executive Retention Agreement as a result of a Qualifying Separation in connection with a Major Transaction, then notwithstanding the terms and conditions otherwise set forth in the Executive's Employment Agreement, any severance payment to be made to the Executive pursuant to the Employment Agreement shall be paid to Executive in a lump sum at the same time as the payment of the Retention Pay. In order to receive any payment under the Executive Retention Agreements, if any Executive is terminated from his employment with the Company as a result of a Qualifying Separation, then such Executive must execute and deliver an enforceable Release (as described in the Executive Retention Agreements).

Section 162(m) Policy

        Section 162(m) of the Internal Revenue Code disallows a tax deduction to publicly-held companies for compensation paid to certain executive officers, to the extent that compensation exceeds $1 million per officer in any year. The limitation applies only to compensation which is not considered to be performance-based, either because it is not tied to the attainment of performance milestones or because it is not paid pursuant to a stockholder-approved plan. The Compensation Committee believes that in establishing the cash and equity incentive compensation programs for the Company's executive officers, the potential deductibility of the compensation payable under those programs should be only one of a number of relevant factors taken into consideration, and not the sole governing factor. Accordingly, the Compensation Committee may provide one or more executive officers with the opportunity to earn incentive compensation, whether through cash bonus programs tied to the Company's financial performance or share-based awards in the form of restricted stock or stock options, which may be in excess of the amount deductible by reason of Section 162(m) or other provisions of the Internal Revenue Code. The Compensation Committee believes it is important to maintain incentive compensation at the requisite level to attract and retain the executive officers essential to the Company's financial success, even if all or part of that compensation may not be deductible by reason of the Section 162(m) limitation.

OUTSTANDING EQUITY AWARDS AT FISCAL 2008 YEAR-END

        The following table presents information regarding the outstanding share-based awards held by each Named Executive Officer as of February 29, 2008, including the vesting dates for the portions of these awards that have not vested as of that date.

	Option Awards(1)							Stock Awards(2)
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Grant Date	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Stock Award Grant Date	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)
Steven L. Muellner	— 125,000 50,000	(4) (4)	100,000 375,000 150,000		2.3000 2.8900 2.8900	7/16/07 5/08/06 5/08/06	7/15/12 5/07/16 5/07/16
Paul E. Ross	—		150,000	(5)	2.4800	3/19/07	3/18/12
Brent W. Christensen(6)	—		—		—	—	—
Robert L. Davis(7)	—		150,000		2.3000	7/16/07	7/15/12

(1)
Unless otherwise noted, each stock option grant reported in the table was granted under, and is subject to, the Company's 1997 Plan. Unless otherwise noted, the option expiration date shown in the table is the normal expiration date, and the latest date that the options may be exercised. The options may terminate earlier in certain circumstances described below. For each Named Executive Officer, the unexercisable options shown in the table are also unvested and will generally terminate if the Named Executive Officer's employment terminates. The exercisable options shown in the table, and any unexercisable options shown in the table that subsequently become exercisable, will generally expire earlier than the normal expiration date if the Named Executive Officer's employment terminates. Unless exercised, exercisable stock options will generally terminate within three months after the date of termination of employment. In addition, the stock options (whether exercisable or not) will immediately terminate if a Named Executive Officer's employment is terminated by the Company for cause or misconduct (as determined under the 1997 Plan). The options may become fully vested and may terminate earlier than the normal expiration date if there is a change in control of the Company.

(2)
The stock awards held by our Named Executive Officers may be subject to accelerated vesting in connection with certain changes in control of the Company and upon certain terminations of employment in connection with a change in control of the Company.

(3)
The market or payout value of stock awards reported in the table is computed by multiplying the number of restricted shares reported by $1.53, the closing market price of our common stock on February 29, 2008, the last trading day of Fiscal 2008.

(4)
Mr. Muellner was granted 500,000 stock options on May 8, 2006 pursuant to the Company's 1997 Plan and an additional 200,000 stock options also granted May 8, 2006 granted outside the 1997 Plan and subject to stockholder approval in connection with the commencement of his employment. Such stock options were approved by the stockholders of the Company on January 31, 2007.

(5)
In connection with the commencement of his employment with the Company on March 19, 2007, Mr. Ross was granted 150,000 stock options and 60,484 restricted shares of the Company's Common Stock pursuant to the Company's 1997 Plan. The stock options were all priced at fair market value on the date of grant, and the stock options and restricted shares are subject to a four (4) year vesting schedule, with 25% vesting each year on the anniversary date of the grant date.

(6)
Mr. Christensen Fiscal 2007 Employment Agreement was terminated effective February 28,2007. Mr. Christensen remained the Company's Senior Vice President—Finance and Chief Financial Officer until March 19, 2007, at which time Mr. Ross became the Company's Senior Vice President—Finance and Chief Financial Officer and Mr. Christensen became a non-executive employee until June 1, 2007, at which time Mr. Christensen resigned from his employment with the Company.

(7)
In connection with the termination of Mr. Davis' employment in the first quarter of Fiscal 2009, all of the unvested options held by Mr. Davis reflected in the table have been cancelled.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        See "Severance and Other Benefits Payments Upon Termination of Employment or Change in Control" above for a description of the Fiscal 2008 Executive Employment Agreements and Retention Agreements by and between the Company and certain of its Executive Officers.

        The Company's Certificate of Incorporation, as amended (the "Certificate") authorizes the Company to provide indemnification of the Company's directors and officers, and the Company's Amended and Restated Bylaws (the "Bylaws") require the Company to indemnify its directors and officers, to the fullest extent permitted by the Delaware General Corporation Law (the "DGCL"). In addition, each of the Company's current directors and executive officers has entered into a separate indemnification agreement with the Company. Finally, the Certificate and Bylaws limit the liability of directors to the Company or its stockholders to the fullest extent permitted by the DGCL

        On August 24, 2007 (the "Closing Date"), the Company entered into a Purchase Agreement (the "Purchase Agreement") with five institutional investors (the "Investors") pursuant to which the Investors purchased in a private placement 3,157,895 shares of the Company's common stock, par value $0.01 (the "Common Shares"), at a purchase price of $1.90 per share. Gross proceeds from the sale of the Common Shares were approximately $6.1 million. Three of the Investors (the "Hummingbird Investors") are controlled by a director of the Company, Paul D. Sonkin, through his management and control of Hummingbird Capital, LLC, the general partner of the Hummingbird Investors. The Hummingbird Investors purchased in the aggregate 526,316 of the Common Shares and paid a purchase price of $2.00 per share (or an aggregate purchase price of approximately $1.1 million) in accordance with applicable rules of the Nasdaq Global Market. The approximate dollar value of the amount of Mr. Sonkin's interest in the transaction is $45,000. Prior to the sale of the Common Shares to the Hummingbird Investors, Mr. Sonkin beneficially owned approximately 15.6% of the Company's common stock.

        In connection with entering into the Purchase Agreement on August 24, 2007, the Company also entered into a Registration Rights Agreement with the Investors (the "Registration Rights Agreement"). Pursuant to the Registration Rights Agreement a registration statement was filed with the Securities and Exchange Commission (the "Commission") and declared effective covering the resale of the Common Shares. Subject to certain exceptions if sales cannot be made pursuant to the registration statement, the Company must pay the Investors 1.5% of the aggregate purchase price of the Common Shares for each 30-day period (or portion thereof) during which sales under the registration statement are not permitted.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act ("Section 16(a)") requires that the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, file reports of ownership and changes in ownership with the SEC and the National Association of Securities Dealers, Inc. Directors, officers, and greater than 10% stockholders are required by the SEC to furnish the Company with copies of the reports they file.

        Based solely on its review of the copies of such reports and written representations from certain reporting persons, the Company believes that all directors, executive officers and other Section 16(a) filing persons complied with all filing requirements applicable to them with respect to transactions during Fiscal 2008, except that Austin W. Marxe and David M. Greenhouse jointly filed a Form 3 late upon becoming greater than 10% stockholders. In addition, they jointly filed two Form 4s covering nine transactions which were not reported timely.

ANNUAL REPORT ON FORM 10-K

        A copy of the Company's Annual Report on Form 10-K for the fiscal year ended February 29, 2008, containing audited consolidated balance sheets as of February 28, 2007 and February 29, 2008, and the related consolidated statements of income, of stockholders' equity, and of cash flows for the two year period ended February 29, 2008, accompanies this Proxy Statement. The Annual Report on Form 10-K is not incorporated into this Proxy Statement and is not considered proxy soliciting material. Upon written request, the Company will send you, without charge, a copy of its Annual Report on Form 10-K (without exhibits) for the fiscal year ended February 29, 2008, which the Company has filed with the SEC. Copies of exhibits to the Form 10-K are available, but a reasonable fee per page will be charged to the requesting stockholder. Stockholders may make requests in writing to the Company's Investor Relations Department, c/o Meade Instruments Corp., 6001 Oak Canyon, Irvine, California 92618. The Annual Report on Form 10-K is also available on the Company's website at www.meade.com.

CORPORATE GOVERNANCE

        The Company has adopted a Code of Ethical Standards and Business Practices that applies to all of the Company's employees, including its Chief Executive Officer, Chief Financial Officer, and other financial personnel. The Code of Ethical Standards is designed to deter wrongdoing and to promote, among other things, (i) honest and ethical conduct, (ii) full, fair, accurate, timely and understandable disclosures, and (iii) compliance with applicable governmental laws, rules and regulations. The Code of Ethical Standards and Business Practices is available on the Company's website at www.meade.com. If the Company makes any substantive amendments to the Code of Ethical Standards and Business Practices or grants any waiver, including any implicit waiver, from a provision of the Code to its Chief Executive Officer, Chief Financial Officer or other executive officers, it will disclose the nature of such amendment or waiver on its website.

        Stockholders may communicate with our Board of Directors care of the Corporate Secretary, Meade Instruments Corporation, 6001 Oak Canyon, Irvine, California 92618. All communications to the entire Board or to any individual member of the Board will be opened and screened for security purposes. All communications that relate to matters that are within the scope of the responsibilities of the Board will be forwarded. Communications that relate to ordinary business matters that are not within the scope of the Board's responsibilities, such as consumer complaints, will be forwarded to the appropriate officer. Any items not forwarded pursuant to this policy will be made available to any director who requests them. To communicate to the Audit Committee issues or complaints regarding questionable accounting, internal accounting controls or auditing matters, you may place an anonymous, confidential, toll free call in the United States to our Corporate Governance Hotline at (888) 541-4708. This hotline is accessible 24 hours a day, 7 days a week, 365 days a year.

OTHER MATTERS

Matters Presented By Management

        At the time of the preparation of this Proxy Statement, the Board of Directors knows of no other matters which will be acted upon at the Annual Meeting. If any other matters are presented for action at the Annual Meeting or at any adjournment thereof, it is intended that the proxies will be voted with respect thereto in accordance with the best judgment and in the discretion of the proxy holders.

Matters Presented By Stockholders

        The Company's Bylaws contain certain advance notice procedures which stockholders must follow to submit proposals for consideration at future stockholder meetings, including the nomination of persons for election as directors. Such items of business must be submitted in writing to the Secretary of the Company at the Company's Headquarters (address shown on Page 1 of this Proxy Statement) and must be received not less than 60 days nor more than 90 days prior to the scheduled Annual Meeting date. Thus, unless the Company discloses a change in the scheduling of the next Annual Meeting, July 9, 2009, stockholder proposals for consideration at that meeting must be received by the Secretary of the Company by May 10, 2009. If the scheduled meeting date is changed and the Company does not provide at least 70 days' advance notice or public disclosure of the change, then stockholders have until the close of business on the 10th day after the date the Company gave notice or publicly disclosed the changed date of the Annual Meeting in which to submit proposals. In addition, the notice must meet all requirements contained in the Company's Bylaws. Stockholders may contact the Secretary of the Company at the Company's Headquarters for a copy of the relevant Bylaw provision regarding requirements for making stockholder proposals and nominating director candidates.

Proposals of Stockholders to be Included in Proxy Materials

        For stockholder proposals to be considered for inclusion in the proxy materials for the Company's 2009 Annual Meeting of Stockholders, they must be received by the Secretary of the Company no later than February 20, 2009.

Proposals of Stockholders for Board Membership

        The Nominating and Governance Committee will consider written proposals from stockholders for nominees to the Board of Directors provided such stockholders (i) have no conflict-of-interest, as determined by the Nominating and Governance Committee, and (ii) beneficially own at least five percent (5%) of the Company's outstanding common stock as determined in accordance with Regulation 13D-G of the Exchange Act. Nominations should be submitted to the Nominating and Governance Committee, c/o the Corporate Secretary, and should include the following: (a) a brief biographical description of the proposed nominee (including his or her occupation for at least the last five years), and a statement of his or her qualifications, taking into account the factors used by the Committee in evaluating possible candidates, as described in the Amended and Restated Charter of the Nominating and Governance Committee; (b) the name(s) and address(es) of the stockholder(s) making the nomination and the number of shares of the Company's common stock beneficially owned by such stockholders(s); (c) a statement detailing any relationship between the proposed nominee and the Company or any customer, supplier or competitor of the Company; (d) detailed information about any relationship or understanding between the nominating stockholder(s) and the proposed nominee; and (e) the proposed nominee's written consent to being named in the proxy statement as a nominee and to serving on the Board of Directors if elected. Nominations must be submitted in the time frame described in the Company's Bylaws (as described herein). Nominees recommended by stockholders in accordance with these procedures will receive the same consideration given to nominees of management, the Board of Directors and the Nominating and Governance Committee.

By Order of the Board of Directors

Paul E. Ross Senior Vice President—Finance and CFO

Irvine, California
June 20, 2008

ANNEX A

MEADE INSTRUMENTS CORP.

2008 STOCK INCENTIVE PLAN

1.
THE PLAN

        1.1.    Purpose.    The purpose of this Plan is to promote the success of the Company by providing an additional means through the grant of Awards to attract, motivate, retain and reward key employees, including officers, whether or not directors, of the Company with awards and incentives for high levels of individual performance and improved financial performance of the Company and to attract, motivate and retain experienced and knowledgeable independent directors through the benefits provided under Article 8. "Corporation" means Meade Instruments Corp., a Delaware corporation, and "Company" means the Corporation and its Subsidiaries, collectively. These terms and other capitalized terms are defined in Article 7.

        1.2.    Administration and Authorization; Power and Procedure.

          (a)    Committee.    This Plan shall be administered by and all Awards to Eligible Persons shall be authorized by the Committee. Action of the Committee with respect to the administration of this Plan shall be taken pursuant to a majority vote or by written consent of its members.

          (b)    Plan Awards; Interpretation; Powers of Committee.    Subject to the express provisions of this Plan, the Committee shall have the authority:

              (i)  to determine from among those persons eligible the particular Eligible Persons who will receive any Awards;

             (ii)  to grant Awards to Eligible Persons, determine the price at which securities will be offered or awarded and the amount of securities to be offered or awarded to any of such persons, and determine the other specific terms and conditions of such Awards consistent with the express limits of this Plan, and establish the installments (if any) in which such Awards shall become exercisable or shall vest, or determine that no delayed exercisability or vesting is required, and establish the events of termination or reversion of such Awards;

            (iii)  to approve the forms of Award Agreements (which need not be identical either as to type of award or among Participants);

            (iv)  to construe and interpret this Plan and any agreements defining the rights and obligations of the Company and Participants under this Plan, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan;

             (v)  to cancel, modify, or waive the Corporation's rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding Awards held by Eligible Persons, subject to any required consent under Section 6.6;

            (vi)  to accelerate or extend the exercisability or extend the term of any or all such outstanding Awards within the maximum ten-year term of Awards under Section 1.6; and

           (vii)  to make all other determinations and take such other action as contemplated by this Plan or as may be necessary or advisable for the administration of this Plan and the effectuation of its purposes.

Notwithstanding the foregoing, the provisions of Article 8 relating to Non-Employee Director Awards shall be automatic and, to the maximum extent possible, self-effectuating.

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          (c)    Binding Determinations.    Any action taken by, or inaction of, the Corporation, any Subsidiary, the Board or the Committee relating or pursuant to this Plan shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. No member of the Board or Committee, or officer of the Corporation or any Subsidiary, shall be liable for any such action or inaction of the entity or body, of another person or, except in circumstances involving bad faith, of himself or herself. Subject only to compliance with the express provisions hereof, the Board and Committee may act in their absolute discretion in matters within their authority related to this Plan.

          (d)    Reliance on Experts.    In making any determination or in taking or not taking any action under this Plan, the Committee or the Board, as the case may be, may obtain and may rely upon the advice of experts, including professional advisors to the Corporation. No director, officer or agent of the Company shall be liable for any such action or determination taken or made or omitted in good faith.

          (e)    Delegation.    The Committee may delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Company.

        1.3.    Participation.    Awards may be granted by the Committee only to those persons that the Committee determines to be Eligible Persons. An Eligible Person who has been granted an Award may, if otherwise eligible, be granted additional Awards if the Committee shall so determine.

        1.4.    Shares Available for Awards; Share Limits.

          (a)    Shares Available.    Subject to the provisions of Section 6.2, the capital stock that may be delivered under this Plan shall be shares of the Corporation's authorized but unissued Common Stock and any shares of its Common Stock held as treasury shares. The shares may be delivered for any lawful consideration.

          (b)    Share Limits.    The maximum number of shares of Common Stock that may be delivered pursuant to Awards (including Incentive Stock Options) granted to Eligible Persons under this Plan shall not exceed 2,594,936 shares (the "Share Limit"). The maximum number of shares of Common Stock that may be delivered under the provisions of Article 8 shall not exceed 250,000 shares. The maximum number of shares subject to those Options and Stock Appreciation Rights that are granted during any calendar year to any individual shall be limited to 500,000 shares. Each of the three foregoing numerical limits shall be subject to adjustment as contemplated by this Section 1.4 and Section 6.2.

          (c)    Share Reservation; Replenishment and Reissue of Unvested Awards.    No Award may be granted under this Plan unless, on the date of grant, the sum of (i) the maximum number of shares issuable at any time pursuant to such Award, plus (ii) the number of shares that have previously been issued pursuant to Awards granted under this Plan, other than reacquired shares available for reissue consistent with any applicable legal limitations, plus (iii) the maximum number of shares that may be issued at any time after such date of grant pursuant to Awards that are outstanding on such date, does not exceed the Share Limit. Shares that are subject to or underlie Awards which expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under this Plan, as well as reacquired shares, shall again, except to the extent prohibited by law, be available for subsequent Awards under the Plan. Except as limited by law, if an Award is or may be settled only in cash, such Award need not be counted against any of the limits under this Section 1.4.

        1.5.    Grant of Awards.    Subject to the express provisions of this Plan, the Committee shall determine the number of shares of Common Stock subject to each Award, the price (if any) to be paid for the shares or the Award and, in the case of Performance Share Awards, in addition to matters addressed in Section 1.2(b), the specific objectives, goals and performance criteria (such as an increase

Annex - 2

in sales, market value, earnings or book value over a base period, the years of service before vesting, the relevant job classification or level of responsibility or other factors) that further define the terms of the Performance Share Award. Each Award shall be evidenced by an Award Agreement signed by the Corporation and, if required by the Committee, by the Participant.

        1.6.    Award Period.    Each Award and all executory rights or obligations under the related Award Agreement shall expire on such date (if any) as shall be determined by the Committee, but in the case of Options or other rights to acquire Common Stock not later than ten (10) years after the Award Date.

        1.7.    Limitations on Exercise and Vesting of Awards.

          (a)    Provisions for Exercise.    Unless the Committee otherwise expressly provides, no Award shall be exercisable or shall vest until at least six months after the initial Award Date, and once exercisable an Award shall remain exercisable until the expiration or earlier termination of the Award.

          (b)    Procedure.    Any exercisable Award shall be deemed to be exercised when the Secretary of the Corporation receives written notice of such exercise from the Participant, together with any required payment made in accordance with Section 2.2(b) or 8.3, as the case may be.

          (c)    Fractional Shares/Minimum Issue.    Fractional share interests shall be disregarded, but may be accumulated. The Committee, however, may determine in the case of Eligible Persons that cash, other securities, or other property will be paid or transferred in lieu of any fractional share interests. No fewer than 100 shares may be purchased on exercise of any Award at one time unless the number purchased is the total number at the time available for purchase under the Award.

        1.8.    Acceptance of Notes to Finance Exercise.    The Corporation may, with the Committee's approval, accept one or more notes from any Eligible Person in connection with the exercise or receipt of any outstanding Award; provided that any such note shall be subject to the following terms and conditions:

          (a)   The principal of the note shall not exceed the amount required to be paid to the Corporation upon the exercise or receipt of one or more Awards under the Plan and the note shall be delivered directly to the Corporation in consideration of such exercise or receipt.

          (b)   The initial term of the note shall be determined by the Committee; provided that the term of the note, including extensions, shall not exceed a period of five years.

          (c)   The note shall provide for full recourse to the Participant and shall bear interest at a rate determined by the Committee but not less than the interest rate necessary to avoid the imputation of interest under the Code.

          (d)   If the employment of the Participant terminates, the unpaid principal balance of the note shall become due and payable on the 10th business day after such termination; provided, however, that if a sale of such shares would cause such Participant to incur liability under Section 16(b) of the Exchange Act, the unpaid balance shall become due and payable on the 10th business day after the first day on which a sale of such shares could have been made without incurring such liability assuming for these purposes that there are no other transactions (or deemed transactions in securities of this Corporation) by the Participant subsequent to such termination.

          (e)   If required by the Committee or by applicable law, the note shall be secured by a pledge of any shares or rights financed thereby in compliance with applicable law.

          (f)    The terms, repayment provisions, and collateral release provisions of the note and the pledge securing the note shall conform with applicable rules and regulations of the Federal Reserve Board as then in effect.

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        1.9.    No Transferability; Limited Exception to Transfer Restrictions.

          (a)    Limit On Exercise and Transfer.    Unless otherwise expressly provided in (or pursuant to) this Section 1.9, by applicable law and by the Award Agreement, as the same may be amended, (i) all Awards are non-transferable and shall not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge; Awards shall be exercised only by the Participant; and (ii) amounts payable or shares issuable pursuant to an Award shall be delivered only to (or for the account of) the Participant.

          (b)    Exceptions.    The Committee may permit Awards to be exercised by and paid only to certain persons or entities related to the Participant, including but not limited to members of the Participant's family, charitable institutions, or trusts or other entities whose beneficiaries or beneficial owners are members of the Participant's family and/or charitable institutions, or to such other persons or entities as may be approved by the Committee, pursuant to such conditions and procedures as the Committee may establish. Any permitted transfer shall be subject to the condition that the Committee receive evidence satisfactory to it that the transfer is being made for estate and/or tax planning purposes on a gratuitous or donative basis and without consideration (other than nominal consideration). Notwithstanding the foregoing, Incentive Stock Options and Restricted Stock Awards shall be subject to any and all additional transfer restrictions under the Code.

          (c)    Further Exceptions to Limits On Transfer.    The exercise and transfer restrictions in Section 1.9(a) shall not apply to:

              (i)  transfers to the Corporation,

             (ii)  the designation of a beneficiary to receive benefits in the event of the Participant's death or, if the Participant has died, transfers to or exercise by the Participant's beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution,

            (iii)  transfers pursuant to a QDRO order if approved or ratified by the Committee,

            (iv)  if the Participant has suffered a disability, permitted transfers or exercises on behalf of the Participant by his or her legal representative, or

             (v)  the authorization by the Committee of "cashless exercise" procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of Awards consistent with applicable laws and the express authorization of the Committee.

Notwithstanding the foregoing, Incentive Stock Options and Restricted Stock Awards shall be subject to any and all additional transfer restrictions under the Code.

2.
OPTIONS.

        2.1.    Grants.    One or more Options may be granted under this Article to any Eligible Person. Each Option granted shall be designated in the applicable Award Agreement, by the Committee as either an Incentive Stock Option, subject to Section 2.3, or a Non-Qualified Stock Option; provided, however, that Incentive Stock Options may only be granted to Eligible Persons who are employees of the Company.

        2.2.    Option Price.

          (a)    Pricing Limits.    The purchase price per share of the Common Stock covered by each Option shall be determined by the Committee at the time of the Award, but in no event shall be less than 100% (110% in the case of a Participant described in Section 2.4) of the Fair Market Value of the Common Stock on the date of grant.

Annex - 4

          (b)    Payment Provisions.    The purchase price of any shares purchased on exercise of an Option granted under this Article shall be paid in full at the time of each purchase in one or a combination of the following methods: (i) in cash or by electronic funds transfer; (ii) by check payable to the order of the Corporation; (iii) if authorized by the Committee or specified in the applicable Award Agreement, by a promissory note of the Participant consistent with the requirements of Section 1.8; (iv) by notice and third party payment in such manner as may be authorized by the Committee; or (v) by the delivery of shares of Common Stock of the Corporation already owned by the Participant, provided, however, that the Committee may in its absolute discretion limit the Participant's ability to exercise an Award by delivering such shares, and provided further that any shares delivered which were initially acquired upon exercise of a stock option must have been owned by the Participant at least six months as of the date of delivery. Shares of Common Stock used to satisfy the exercise price of an Option shall be valued at their Fair Market Value on the date of exercise.

        2.3.    Limitations on Grant and Terms of Incentive Stock Options.

          (a)    $100,000 Limit.    To the extent that the aggregate "Fair Market Value" of stock with respect to which incentive stock options first become exercisable by a Participant in any calendar year exceeds $100,000, taking into account both Common Stock subject to Incentive Stock Options under this Plan and stock subject to incentive stock options under all other plans of the Company, such options shall be treated as Nonqualified Stock Options. For this purpose, the "Fair Market Value" of the stock subject to options shall be determined as of the date the options were awarded. In reducing the number of options treated as incentive stock options to meet the $100,000 limit, the most recently granted options shall be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Committee may, in the manner and to the extent permitted by law, designate which shares of Common Stock are to be treated as shares acquired pursuant to the exercise of an Incentive Stock Option.

          (b)    Option Period.    Each Option and all rights thereunder shall expire no later than 10 years after the Award Date.

          (c)    Other Code Limits.    Incentive Stock Options may only be granted to Eligible Employees of the Corporation or a Subsidiary that satisfies the other eligibility requirements of the Code. There shall be imposed in any Award Agreement relating to Incentive Stock Options such other terms and conditions as from time to time are required in order that the Option be an "incentive stock option" as that term is defined in Section 422 of the Code.

        2.4.    Limits on 10% Holders.    No Incentive Stock Option may be granted to any person who, at the time the Option is granted, owns (or is deemed to own under Section 424(d) of the Code) shares of outstanding Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation, unless the exercise price of such Option is at least 110% of the Fair Market Value of the stock subject to the Option and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

        2.5.    Option Repricing/Cancellation and Regrant/Waiver of Restrictions.    Subject to Section 1.4 and Section 6.6 and the specific limitations on Awards contained in this Plan, the Committee from time to time may authorize, generally or in specific cases only, for the benefit of any Eligible Person any adjustment in the exercise or purchase price, the vesting schedule, the number of shares subject to, the restrictions upon or the term of, an Award granted under this Article by cancellation of an outstanding Award and a subsequent regranting of an Award, by amendment, by substitution of an outstanding Award, by waiver or by other legally valid means. Such amendment or other action may result among other changes in an exercise or purchase price which is higher or lower than the exercise or purchase price of the original or prior Award, provide for a greater or lesser number of shares subject to the Award, or provide for a longer or shorter vesting or exercise period.

Annex - 5

        2.6.    Options and Rights in Substitution for Stock Options Granted by Other Corporations.    Options and Stock Appreciation Rights may be granted to Eligible Persons under this Plan in substitution for employee stock options granted by other entities to persons who are or who will become Eligible Persons in respect of the Company, in connection with a distribution, merger or reorganization by or with the granting entity or an affiliated entity, or the acquisition by the Company, directly or indirectly, of all or a substantial part of the stock or assets of the other entity.

3.
STOCK APPRECIATION RIGHTS (INCLUDING LIMITED STOCK APPRECIATION RIGHTS).

        3.1.    Grants.    In its discretion, the Committee may grant Stock Appreciation Rights to any Eligible Person either concurrently with the grant of another Award or in respect of an outstanding Award, in whole or in part, or independently of any other Award. Any Stock Appreciation Right granted in connection with an Incentive Stock Option shall contain such terms as may be required to comply with the provisions of Section 422 of the Code and the regulations promulgated thereunder, unless the holder otherwise agrees.

        3.2.    Exercise of Stock Appreciation Rights.

          (a)    Exercisability.    Unless the Award Agreement or the Committee otherwise provides, a Stock Appreciation Right related to another Award shall be exercisable at such time or times, and to the extent, that the related Award shall be exercisable.

          (b)    Effect on Available Shares.    To the extent that a Stock Appreciation Right is exercised, only the actual number of delivered shares of Common Stock shall be charged against the maximum amount of Common Stock that may be delivered pursuant to Awards under this Plan. The number of shares subject to the Stock Appreciation Right and the related Option of the Participant shall, however, be reduced by the number of underlying shares as to which the exercise related, unless the Award Agreement otherwise provides.

          (c)    Stand-Alone SARs.    A Stock Appreciation Right granted independently of any other Award shall be exercisable pursuant to the terms of the Award Agreement but in no event earlier than six months after the Award Date, except in the case of death or Total Disability.

        3.3.    Payment.

          (a)    Amount.    Unless the Committee otherwise provides, upon exercise of a Stock Appreciation Right and the attendant surrender of an exercisable portion of any related Award, the Participant shall be entitled to receive payment of an amount determined by multiplying the following:

              (i)  the difference obtained by subtracting the exercise price per share of Common Stock under the related Award (if applicable) or the initial share value specified in the Award from the Fair Market Value of a share of Common Stock on the date of exercise of the Stock Appreciation Right, by

             (ii)  the number of shares with respect to which the Stock Appreciation Right shall have been exercised.

          (b)    Form of Payment.    The Committee, in its sole discretion, shall determine the form in which payment shall be made of the amount determined under paragraph (a) above, either solely in cash, solely in shares of Common Stock (valued at Fair Market Value on the date of exercise of the Stock Appreciation Right), or partly in such shares and partly in cash, provided that the Committee shall have determined that such exercise and payment are consistent with applicable law. If the Committee permits the Participant to elect to receive cash or shares (or a combination

Annex - 6

  thereof) on such exercise, any such election shall be subject to such conditions as the Committee may impose.

        3.4.    Limited Stock Appreciation Rights.    The Committee may grant to any Eligible Person Stock Appreciation Rights exercisable only upon or in respect of a change in control or any other specified event ("Limited SARs") and such Limited SARs may relate to or operate in tandem or combination with or substitution for Options, other Stock Appreciation Rights or other Awards (or any combination thereof), and may be payable in cash or shares based on the spread between the base price of the Stock Appreciation Right and a price based upon the Fair Market Value of the Shares during a specified period or at a specified time within a specified period before, after or including the date of such event.

4.
RESTRICTED STOCK AWARDS.

        4.1.    Grants.    The Committee may, in its discretion, grant one or more Restricted Stock Awards to any Eligible Person. Each Restricted Stock Award Agreement shall specify the number of shares of Common Stock to be issued to the Participant, the date of such issuance, the consideration for such shares (but not less than the minimum lawful consideration under applicable state law) by the Participant, the extent (if any) to which and the time (if ever) at which the Participant shall be entitled to dividends, voting and other rights in respect of the shares prior to vesting, and the restrictions (which may be based on performance criteria, passage of time or other factors or any combination thereof) imposed on such shares and the conditions of release or lapse of such restrictions. Such restrictions shall not lapse earlier than six months after the Award Date, except to the extent the Committee may otherwise provide. Stock certificates evidencing shares of Restricted Stock pending the lapse of the restrictions ("Restricted Shares") shall bear a legend making appropriate reference to the restrictions imposed hereunder and shall be held by the Corporation or by a third party designated by the Committee until the restrictions on such shares shall have lapsed and the shares shall have vested in accordance with the provisions of the Award and Section 1.7. Upon issuance of the Restricted Stock Award, the Participant may be required to provide such further assurance and documents as the Committee may require to enforce the restrictions.

        4.2.    Restrictions.

          (a)    Pre-Vesting Restraints.    Except as provided in Section 4.1 and 1.9, restricted shares comprising any Restricted Stock Award may not be sold, assigned, transferred, pledged or otherwise disposed of or encumbered, either voluntarily or involuntarily, until the restrictions on such shares have lapsed and the shares have become vested.

          (b)    Dividend and Voting Rights.    Unless otherwise provided in the applicable Award Agreement, a Participant receiving a Restricted Stock Award shall be entitled to vote such shares but shall not be entitled to dividends on any of the shares until the shares have vested. Such dividends shall be retained in a restricted account until the shares have vested and shall revert to the Corporation if they fail to vest.

          (c)    Cash Payments.    If the Participant shall have paid or received cash (including any dividends) in connection with the Restricted Stock Award, the Award Agreement shall specify whether and to what extent such cash shall be returned (with or without an earnings factor) as to any Restricted Shares which cease to be eligible for vesting.

        4.3.    Return to the Corporation.    Unless the Committee otherwise expressly provides, Restricted Shares that remain subject to restrictions at the time of termination of employment or are subject to other conditions to vesting that have not been satisfied by the time specified in the applicable Award Agreement shall not vest and shall be returned to the Corporation in such manner and on such terms as the Committee shall therein provide.

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5.
PERFORMANCE SHARE AWARDS AND STOCK BONUSES.

        5.1.    Grants of Performance Share Awards.    The Committee may, in its discretion, grant Performance Share Awards to Eligible Persons based upon such factors as the Committee shall deem relevant in light of the specific type and terms of the award. An Award Agreement shall specify the maximum number of shares of Common Stock (if any) subject to the Performance Share Award, the consideration (but not less than the minimum lawful consideration) to be paid for any such shares as may be issuable to the Participant, the duration of the Award and the conditions upon which delivery of any shares or cash to the Participant shall be based. The amount of cash or shares or other property that may be deliverable pursuant to such Award shall be based upon the degree of attainment over a specified period of not more than 10 years (a "performance cycle") as may be established by the Committee of such measure(s) of the performance of the Company (or any part thereof) or the Participant as may be established by the Committee. The Committee may provide for full or partial credit, prior to completion of such performance cycle or the attainment of the performance achievement specified in the Award, in the event of the Participant's death, Retirement, or Total Disability, a Change in Control Event or in such other circumstances as the Committee may specify.

        5.2.    Special Performance-Based Share Awards.    Without limiting the generality of the foregoing, and in addition to Options and Stock Appreciation Rights granted under other provisions of this Plan which are intended to satisfy the exception for "performance-based compensation" under Section 162(m) of the Code (with such Awards hereinafter referred to as a "Qualifying Option" or a "Qualifying Stock Appreciation Right," respectively), other performance-based awards within the meaning of Section 162(m) of the Code ("Performance-Based Awards"), whether in the form of restricted stock, performance stock, phantom stock or other rights, the grant, vesting, exercisability or payment of which depends on the degree of achievement of the Performance Goals relative to preestablished targeted levels for the Corporation or the Corporation and one or more of its Subsidiaries, may be granted under this Plan. Any Qualifying Option or Qualifying Stock Appreciation Right shall be subject only to the requirements of subsections (a) and (c) below in order for such Awards to satisfy the requirements for Performance-Based Awards under this Section 5.2. With the exception of any Qualifying Option or Qualifying Stock Appreciation Right, an Award that is intended to satisfy the requirements of this Section 5.2 shall be designated as a Performance-Based Award at the time of grant.

          (a)    Eligible Class.    The eligible class of persons for Performance-Based Awards under this Section shall be the executive officers of the Corporation.

          (b)    Performance Goal Alternatives.    The specific performance goals for Performance-Based Awards granted under this Section 5.2 (other than Qualifying Options and Qualifying Stock Appreciation Rights) shall be, on an absolute or relative basis, one or more of the Performance Goals, as selected by the Committee in its sole discretion. The Committee shall establish in the applicable Award Agreement the specific performance target(s) relative to the Performance Goal(s) which must be attained before the compensation under the Performance-Based Award becomes payable. The specific targets shall be determined within the time period permitted under Section 162(m) of the Code (and any regulations issued thereunder) so that such targets are considered to be preestablished and so that the attainment of such targets is substantially uncertain at the time of their establishment. The applicable performance measurement period may not be less than one nor more than 10 years.

          (c)    Maximum Performance-Based Award.    Notwithstanding any other provision of the Plan to the contrary, the maximum number of shares of Common Stock which may be delivered pursuant to options, stock appreciation rights, restricted stock or other share-based awards that are granted as Performance-Based Awards to any Participant in any calendar year shall not exceed 350,000 shares, either individually or in the aggregate, subject to adjustment as provided in Section 6.2.

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  Awards that are cancelled during the year shall be counted against this limit to the extent required by Section 162(m) of the Code. In addition, the aggregate amount of compensation to be paid to any Participant in respect of any Cash-Based Awards that are granted during any calendar year as Performance-Based Awards shall not exceed $1,000,000.

          (d)    Committee Certification.    Before any Performance-Based Award under this Section 5.2 (other than Qualifying Options or Qualifying Stock Appreciation Rights) is paid, the Committee must certify in writing that the Performance Goal(s) and any other material terms of the Performance-Based Award were satisfied; provided, however, that a Performance-Based Award may be paid without regard to the satisfaction of the applicable Performance Goal in the event of a Change in Control Event in accordance with Section 6.2(d).

          (e)    Terms and Conditions of Awards.    The Committee will have the discretion to determine the restrictions or other limitations of the individual Awards granted under this Section 5.2 including the authority to reduce Awards, payouts or vesting or to pay no Awards, in its sole discretion, if the Committee preserves such authority at the time of grant by language to this effect in its authorizing resolutions or otherwise.

          (f)    Adjustments for Changes in Capitalization and other Material Changes.    In the event of a change in corporate capitalization, such as a stock split or stock dividend, or a corporate transaction, such as a merger, consolidation, spinoff, reorganization or similar event, or any partial or complete liquidation of the Corporation, or any similar event consistent with regulations issued under Section 162(m) of the Code including, without limitation, any material change in accounting policies or practices affecting the Corporation and/or the Performance Goals or targets, then the Committee may make adjustments to the Performance Goals and targets relating to outstanding Performance-Based Awards to the extent such adjustments are made to reflect the occurrence of such an event; provided, however, that adjustments described in this subsection may be made only to the extent that the occurrence of an event described herein was unforeseen at the time the targets for a Performance-Based Award were established by the Committee.

        5.3.    Grants of Stock Bonuses.    The Committee may grant a Stock Bonus to any Eligible Person to reward exceptional or special services, contributions or achievements in the manner and on such terms and conditions (including any restrictions on such shares) as determined from time to time by the Committee. The number of shares so awarded shall be determined by the Committee. The Award may be granted independently or in lieu of a cash bonus.

        5.4.    Deferred Payments.    The Committee may authorize for the benefit of any Eligible Person the deferral of any payment of cash or shares that may become due or of cash otherwise payable under this Plan, and provide for accredited benefits thereon based upon such deferment, at the election or at the request of such Participant, subject to the other terms of this Plan. Such deferral shall be subject to such further conditions, restrictions or requirements as the Committee may impose, subject to any then vested rights of Participants.

6.
OTHER PROVISIONS.

        6.1.    Rights of Eligible Persons, Participants and Beneficiaries.

          (a)    Employment Status.    Status as an Eligible Person shall not be construed as a commitment that any Award will be made under this Plan to an Eligible Person or to Eligible Persons generally.

          (b)    No Employment Contract.    Nothing contained in this Plan (or in any other documents related to this Plan or to any Award) shall confer upon any Eligible Person or other Participant any right to continue in the employ or other service of the Company or constitute any contract or agreement of employment or other service, nor shall interfere in any way with the right of the

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  Company to change such person's compensation or other benefits or to terminate the employment of such person, with or without cause, but nothing contained in this Plan or any document related hereto shall adversely affect any independent contractual right of such person without his or her consent thereto.

          (c)    Plan Not Funded.    Awards payable under this Plan shall be payable in shares or from the general assets of the Corporation, and (except as provided in Section 1.4) no special or separate reserve, fund or deposit shall be made to assure payment of such Awards. No Participant, Beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock, except as expressly otherwise provided) of the Company by reason of any Award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Participant, Beneficiary or other person. To the extent that a Participant, Beneficiary or other person acquires a right to receive payment pursuant to any Award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

        6.2.    Adjustments; Acceleration.

          (a)    Adjustments.    If there shall occur any extraordinary dividend or other extraordinary distribution in respect of the Common Stock (whether in the form of cash, Common Stock, other securities, or other property), or any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend), reverse stock split, reorganization, merger, combination, consolidation, split-up, spin-off, combination, repurchase, or exchange of Common Stock or other securities of the Corporation, or there shall occur any similar, unusual or extraordinary corporate transaction or event in respect of the Common Stock or a sale of substantially all the assets of the Corporation as an entirety, then the Committee shall, in such manner and to such extent (if any) as it deems appropriate and equitable (1) proportionately adjust any or all of (a) the number and type of shares of Common Stock (or other securities) which thereafter may be made the subject of Awards (including the specific maxima and numbers of shares set forth elsewhere in this Plan), (b) the number, amount and type of shares of Common Stock (or other securities or property) subject to any or all outstanding Awards, (c) the grant, purchase, or exercise price of any or all outstanding Awards, (d) the securities, cash or other property deliverable upon exercise of any outstanding Awards, or (e) the performance standards appropriate to any outstanding Awards, or (2) in the case of an extraordinary dividend or other distribution, recapitalization, reclassification, merger, reorganization, consolidation, combination, sale of assets, split up, exchange, or spin off, make provision for a cash payment or for the substitution or exchange of any or all outstanding Awards or the cash, securities or property deliverable to the holder of any or all outstanding Awards based upon the distribution or consideration payable to holders of the Common Stock of the Corporation upon or in respect of such event; provided, however, in each case, that with respect to Awards of Incentive Stock Options, no such adjustment shall be made which would cause the Plan to violate Section 424(a) of the Code or any successor provisions thereto without the written consent of holders materially adversely affected thereby. In any of such events, the Committee may take such action sufficiently prior to such event if necessary to permit the Participant to realize the benefits intended to be conveyed with respect to the underlying shares in the same manner as is available to stockholders generally.

          (b)    Acceleration of Awards Upon Change in Control.    As to any Participant, unless prior to a Change in Control Event the Board determines that, upon its occurrence, there shall be no acceleration of benefits under Awards or determines that only certain or limited benefits under Awards shall be accelerated and the extent to which they shall be accelerated, and/or establishes a different time in respect of such Event for such acceleration, then upon the occurrence of a

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  Change in Control Event: (i) each Option and Stock Appreciation Right shall become immediately exercisable, (ii) Restricted Stock shall immediately vest free of restrictions, and (iii) each Performance Share Award shall become payable to the Participant. The Committee may override the limitations on acceleration in this Section 6.2(b) by express provision in the Award Agreement and may accord any Eligible Person a right to refuse any acceleration, whether pursuant to the Award Agreement or otherwise, in such circumstances as the Committee may approve. Any acceleration of Awards shall comply with applicable regulatory requirements, including without limitation Section 422 of the Code.

          (c)    Possible Early Termination of Accelerated Awards.    If any Option or other right to acquire Common Stock under this Plan (other than under Article 8) has been fully accelerated as permitted by Section 6.2(b) but is not exercised prior to (i) a dissolution of the Corporation, or (ii) an event described in Section 6.2(a) that the Corporation does not survive, or (iii) the consummation of an event described in Section 6.2(a) that results in a Change of Control approved by the Board, such Option or right shall thereupon terminate, subject to any provision that has been expressly made by the Committee for the survival, substitution, exchange or other settlement of such Option or right.

        6.3.    Effect of Termination of Employment.

          (a)    Options—Resignation or Dismissal.    If the Participant's employment by (or other service specified in the Award Agreement to) the Company terminates for any reason (the date of such termination being referred to as the "Severance Date") other than Retirement, Total Disability or death, or "for cause" (as determined in the discretion of the Committee), the Participant shall have, unless otherwise provided in the Award Agreement and subject to earlier termination pursuant to or as contemplated by Section 1.6 or 6.2, three months after the Severance Date to exercise any Option to the extent it shall have become exercisable on the Severance Date. In the case of a termination "for cause", the Option shall terminate on the Severance Date. In other cases, the Option, to the extent not exercisable on the Severance Date, shall terminate.

          (b)    Options—Death or Disability.    If the Participant's employment by (or specified service to) the Company terminates as a result of Total Disability or death, the Participant, Participant's Personal Representative or his or her Beneficiary, as the case may be, shall have, unless otherwise provided in the Award Agreement and subject to earlier termination pursuant to or as contemplated by Section 1.6 or 6.2, until 12 months after the Severance Date to exercise any Option to the extent it shall have become exercisable by the Severance Date. Any Option to the extent not exercisable on the Severance Date shall terminate.

          (c)    Options—Retirement.    If the Participant's employment by (or specified service to) the Company terminates as a result of Retirement, the Participant, Participant's Personal Representative or his or her Beneficiary, as the case may be, shall have, unless otherwise provided in the Award Agreement and subject to earlier termination pursuant to or as contemplated by Section 1.6 or 6.2, until 12 months after the Severance Date to exercise any Nonqualified Stock Option (three months after the Severance Date in the case of an Incentive Stock Option) to the extent it shall have become exercisable by the Severance Date. The Option, to the extent not exercisable on the Severance Date, shall terminate.

          (d)    Certain SARs.    Any SAR granted concurrently or in tandem with an Option shall have the same post-termination provisions and exercisability periods as the Option to which it relates, unless the Committee otherwise provides.

          (e)    Other Awards.    The Committee shall establish in respect of each other Award granted hereunder the Participant's rights and benefits (if any) in the event of a termination of

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  employment and in so doing may make distinctions based upon the cause of termination and the nature of the Award.

          (f)    Committee Discretion.    Notwithstanding the foregoing provisions of this Section 2.6, in the event of, or in anticipation of, a termination of employment with the Company for any reason, other than discharge for cause, the Committee may, in its discretion, increase the portion of the Participant's Award available to the Participant, or Participant's Beneficiary or Personal Representative, as the case may be, or, subject to the provisions of Section 1.6, extend the exercisability period upon such terms as the Committee shall determine and expressly set forth in or by amendment to the Award Agreement.

        6.4.    Compliance with Laws.    This Plan, the granting and vesting of Awards under this Plan and the offer, issuance and delivery of shares of Common Stock and/or the payment of money under this Plan or under Awards granted hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Corporation, provide such assurances and representations to the Corporation as the Corporation may deem necessary or desirable to assure compliance with all applicable legal requirements.

        6.5.    Tax Withholding.

          (a)    Cash or Shares.    Upon any exercise, vesting, or payment of any Award or upon the disposition of shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option prior to satisfaction of the holding period requirements of Section 422 of the Code, the Company shall have the right at its option to (i) require the Participant (or Personal Representative or Beneficiary, as the case may be) to pay or provide for payment of the amount of any taxes which the Company may be required to withhold with respect to such Award event or payment or (ii) deduct from any amount payable in cash the amount of any taxes which the Company may be required to withhold with respect to such cash payment. In any case where a tax is required to be withheld in connection with the delivery of shares of Common Stock under this Plan, the Committee may in its sole discretion grant (either at the time of the Award or thereafter) to the Participant the right to elect, pursuant to such rules and subject to such conditions as the Committee may establish, to have the Corporation reduce the number of shares to be delivered by (or otherwise reacquire) the appropriate number of shares valued at their then Fair Market Value, to satisfy such withholding obligation.

          (b)    Tax Loans.    If so provided in the Award Agreement, the Company may, in its discretion and to the extent permitted by law, authorize a loan to an Eligible Person in the amount of any taxes which the Company may be required to withhold with respect to shares of Common Stock received (or disposed of, as the case may be) pursuant to a transaction described in Section 6.5(a). Such a loan shall be for a term, at a rate of interest and pursuant to such other terms and conditions as the Company, under applicable law may establish and such loan need not comply with the provisions of Section 1.8.

        6.6.    Plan Amendment, Termination and Suspension.

          (a)    Board Authorization.    The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part. No Awards may be granted during any suspension of this Plan or after termination of this Plan, but the Committee shall retain jurisdiction as to Awards then outstanding in accordance with the terms of this Plan.

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          (b)    Shareholder Approval.    Any amendment that would (i) materially increase the benefits accruing to Participants under this Plan, (ii) materially increase the aggregate number of securities that may be issued under this Plan, or (iii) materially modify the requirements as to eligibility for participation in this Plan, shall be subject to stockholder approval only to the extent then required by Section 422 of the Code or applicable law, or deemed necessary or advisable by the Board.

          (c)    Amendments to Awards.    Without limiting any other express authority of the Committee under but subject to the express limits of this Plan, the Committee by agreement or resolution may waive conditions of or limitations on Awards to Eligible Persons that the Committee in the prior exercise of its discretion has imposed, without the consent of a Participant, and may make other changes to the terms and conditions of Awards that do not affect in any manner materially adverse to the Participant, his or her rights and benefits under an Award.

          (d)    Limitations on Amendments to Plan and Awards.    No amendment, suspension or termination of this Plan or change of or affecting any outstanding Award shall, without written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of the Participant or obligations of the Corporation under any Award granted under this Plan prior to the effective date of such change. Changes contemplated by Section 6.2 shall not be deemed to constitute changes or amendments for purposes of this Section 6.6.

        6.7.    Privileges of Stock Ownership.    Except as otherwise expressly authorized by the Committee or this Plan, a Participant shall not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by him or her. No adjustment will be made for dividends or other rights as a stockholder for which a record date is prior to such date of delivery.

        6.8.    Effective Date of the Plan.    This Plan shall be effective as of June 13, 2008, the date of Board approval, subject to stockholder approval within 12 months thereafter.

        6.9.    Term of the Plan.    No Award shall be granted under this Plan after February 4, 2014 (the "Termination Date"). Unless otherwise expressly provided in this Plan or in an applicable Award Agreement, any Award granted prior to the Termination Date may extend beyond such date, and all authority of the Committee with respect to Awards hereunder, including the authority to amend an Award, shall continue during any suspension of this Plan and in respect of Awards outstanding on the Termination Date.

        6.10.    Governing Law/Construction/Severability.

          (a)    Choice of Law.    This Plan, the Awards, all documents evidencing Awards and all other related documents shall be governed by, and construed in accordance with the laws of the state of incorporation of the Corporation.

          (b)    Severability.    If any provision shall be held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

          (c)    Plan Construction.

            (i)    Rule 16b-3.    It is the intent of the Corporation that transactions in and affecting Awards in the case of Participants who are or may be subject to Section 16 of the Exchange Act satisfy any then applicable requirements of Rule 16b-3 so that such persons (unless they otherwise agree) will be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 of the Exchange Act in respect of those transactions and will not be subjected to avoidable liability thereunder. If any provision of this Plan or of any Award would otherwise frustrate or conflict with the intent expressed above, that provision to the extent possible shall be interpreted as to avoid such conflict. If the conflict remains irreconcilable, the Committee may disregard the provision if it concludes that to do so furthers the interest of the

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    Corporation and is consistent with the purposes of this Plan as to such persons in the circumstances.

            (ii)    Section 162(m).    It is the further intent of the Company that Options or SARs with an exercise or base price not less than Fair Market Value on the date of grant and performance awards under Section 5.2 of this Plan that are granted to or held by a Section 16 Person shall qualify as performance-based compensation under Section 162(m) of the Code, and this Plan shall be interpreted consistent with such intent.

        6.11.    Captions.    Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

        6.12.    Effect of Change of Subsidiary Status.    For purposes of this Plan and any Award hereunder, if an entity ceases to be a Subsidiary a termination of employment and service shall be deemed to have occurred with respect to each Eligible Person in respect of such Subsidiary who does not continue as an Eligible Person in respect of another entity within the Company.

        6.13.    Non-Exclusivity of Plan.    Nothing in this Plan shall limit or be deemed to limit the authority of the Board or the Committee to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

7.
DEFINITIONS.

        7.1.    Definitions.

            (a)   "Award" shall mean an award of any Option, Stock Appreciation Right, Restricted Stock, Stock Bonus, Performance Share Award, dividend equivalent or deferred payment right or other right or security that would constitute a "derivative security" under Rule 16a-1(c) of the Exchange Act, or any combination thereof, whether alternative or cumulative, authorized by and granted under this Plan.

            (b)   "Award Agreement" shall mean any writing setting forth the terms of an Award that has been authorized by the Committee.

            (c)   "Award Date" shall mean the date upon which the Committee took the action granting an Award or such later date as the Committee designates as the Award Date at the time of the Award or, in the case of Awards under Article 8, the applicable dates set forth therein.

            (d)   "Award Period" shall mean the period beginning on an Award Date and ending on the expiration date of such Award.

            (e)   "Beneficiary" shall mean the person, persons, trust or trusts designated by a Participant or, in the absence of a designation, entitled by will or the laws of descent and distribution, to receive the benefits specified in the Award Agreement and under this Plan in the event of a Participant's death, and shall mean the Participant's executor or administrator if no other Beneficiary is designated and able to act under the circumstances.

            (f)    "Board" shall mean the Board of Directors of the Corporation.

            (g)   "Cash Flow" shall mean cash and cash equivalents derived from either (i) net cash flow from operations or (ii) net cash flow from operations, financings and investing activities, as determined by the Committee at the time an Award is granted.

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            (h)   "Change in Control Event" shall mean any of the following:

                (i)  Approval by the stockholders of the Corporation of the dissolution or liquidation of the Corporation;

               (ii)  Approval by the stockholders of the Corporation of an agreement to merge or consolidate, or otherwise reorganize, with or into one or more entities that are not Subsidiaries or other affiliates, as a result of which less than 50% of the outstanding voting securities of the surviving or resulting entity immediately after the reorganization are, or will be, owned, directly or indirectly, by stockholders of the Corporation immediately before such reorganization (assuming for purposes of such determination that there is no change in the record ownership of the Corporation's securities from the record date for such approval until such reorganization and that such record owners hold no securities of the other parties to such reorganization), but including in such determination any securities of the other parties to such reorganization held by affiliates of the Corporation);

              (iii)  Approval by the stockholders of the Corporation of the sale of substantially all of the Corporation's business and/or assets to a person or entity which is not a Subsidiary or other affiliate;

              (iv)  Any `person' (as such term is used in Sections 13(d) and 14(d) of the Exchange Act but excluding any person described in and satisfying the conditions of Rule 13d-1(b)(1) thereunder) becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 30% or more of the combined voting power of the Corporation's then outstanding securities entitled to then vote generally in the election of directors of the Corporation; or

               (v)  During any period not longer than two consecutive years, individuals who at the beginning of such period constituted the Board cease to constitute at least a majority thereof, unless the election, or the nomination for election by the Corporation's stockholders, of each new Board member was approved by a vote of at least three-fourths of the Board members then still in office who were Board members at the beginning of such period (including for these purposes, new members whose election or nomination was so approved).

            (i)    "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

            (j)    "Commission" shall mean the Securities and Exchange Commission.

            (k)   "Committee" shall mean the Board or a committee appointed by the Board to administer this Plan, which committee shall be comprised only of two or more directors or such greater number of directors as may be required under applicable law, each of whom, (i) in respect of any decision at a time when the Participant affected by the decision may be subject to Section 162(m) of the Code, shall be an "outside director" within the meaning of Section 162(m) of the Code, and/or (ii) in respect of any decision at a time when the Participant affected by the decision may be subject to Section 16 of the Exchange Act, shall be a "Non-Employee Director" within the meaning of Rule 16b-3(b)(3).

            (l)    "Common Stock" shall mean the Common Stock of the Corporation and such other securities or property as may become the subject of Awards, or become subject to Awards, pursuant to an adjustment made under Section 6.2 of this Plan.

            (m)  "Company" shall mean, collectively, the Corporation and its Subsidiaries.

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            (n)   "Corporation" shall mean Meade Instruments Corp., a Delaware corporation, and its successors.

            (o)   "Eligible Employee" shall mean an officer (whether or not a director) or key employee of the Company.

            (p)   "Eligible Person" means an Eligible Employee, or any Other Eligible Person, as determined by the Committee in its discretion.

            (q)   "EPS" shall mean earnings per common share on a fully diluted basis determined by dividing (i) net earnings, less dividends on preferred stock of the Corporation by (ii) the weighted average number of common shares and common shares equivalents outstanding (all as determined in accordance with generally accepted accounting principles).

            (r)   "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

            (s)   "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

            (t)    "Fair Market Value" per Share on any relevant date shall be determined in accordance with the following provisions:

                (i)  If the Shares are at the time listed on any established stock exchange or over-the-counter market, then the Fair Market Value shall be the closing selling price per share of the Shares (or closing bid, if no sales were reported) as quoted on such exchange or market, determined by the Administrator to be the primary market for the Shares, at the close of regular hours trading (i.e., before after-hours trading begins) on the date in question as reported in the Wall Street Journal or such other source as the Administrator deems reliable. If there is no closing selling price (or closing bid, if no sales were reported) for the Shares on the date in question, then the Fair Market Value shall be the closing selling price (or closing bid if no sales were reported) on the last preceding date for which such quotation exists.

               (ii)  If the Shares are at the time not listed on any established stock exchange or over-the-counter market, the Fair Market Value shall be determined by the Administrator in good faith.

            (u)   "Incentive Stock Option" shall mean an Option which is intended, as evidenced by its designation, as an incentive stock option within the meaning of Section 422 of the Code, the award of which contains such provisions (including but not limited to the receipt of stockholder approval of this Plan, if the Award is made prior to such approval) and is made under such circumstances and to such persons as may be necessary to comply with that section.

            (v)   "Nonqualified Stock Option" shall mean an Option that is designated as a Nonqualified Stock Option and shall include any Option intended as an Incentive Stock Option that fails to meet the applicable legal requirements thereof. Any Option granted hereunder that is not designated as an incentive stock option shall be deemed to be designated a nonqualified stock option under this Plan and not an incentive stock option under the Code.

            (w)  "Non-Employee Director" shall mean a member of the Board of Directors of the Corporation who is not an officer or employee of the Company.

            (x)   "Non-Employee Director Participant" shall mean a Non-Employee Director who holds an outstanding Award under the provisions of Article 8.

Annex - 16

            (y)   "Option" shall mean an option to purchase Common Stock granted under this Plan. The Committee shall designate any Option granted to an Eligible Person as a Nonqualified Stock Option or an Incentive Stock Option.

            (z)   "Other Eligible Person" shall mean any Non-Employee Director or any individual consultant or advisor who renders or has rendered bona fide services (other than services in connection with the offering or sale of securities of the Company in a capital raising transaction) to the Company, and who is selected to participate in this Plan by the Committee.

            (aa) "Participant" shall mean an Eligible Person who has been granted an Award under this Plan and a Non-Employee Director who has been received an Award under Article 8 of this Plan.

            (bb) "Performance Goals" shall mean Cash Flow, EPS, ROE, Total Stockholder Return and any other criterion established by the Committee.

            (cc) "Performance Share Award" shall mean an Award of a right to receive shares of Common Stock or other compensation (including cash) under Section 5.1, the issuance or payment of which is contingent upon, among other conditions, the attainment of performance objectives specified by the Committee.

            (dd) "Personal Representative" shall mean the person or persons who, upon the disability or incompetence of a Participant, shall have acquired on behalf of the Participant, by legal proceeding or otherwise, the power to exercise the rights or receive benefits under this Plan and who shall have become the legal representative of the Participant.

            (ee) "Plan" shall mean this Stock Incentive Plan.

            (ff)  "QDRO" shall mean a qualified domestic relations order.

            (gg) "Restricted Shares" or "Restricted Stock" shall mean shares of Common Stock awarded to a Participant under this Plan, subject to payment of such consideration, if any, and such conditions on vesting (which may include, among others, the passage of time, specified performance objectives or other factors) and such transfer and other restrictions as are established in or pursuant to this Plan and the related Award Agreement, for so long as such shares remain unvested under the terms of the applicable Award Agreement.

            (hh) "Retirement" shall mean retirement with the consent of the Company or, from active service as an employee or officer of the Company on or after attaining age 55 with 10 or more years of service or after age 65.

            (ii)   "ROE" shall mean consolidated net income of the Corporation (less preferred dividends), divided by the average consolidated common stockholders equity.

            (jj)   "Rule 16b-3" shall mean Rule 16b-3 as promulgated by the Commission pursuant to the Exchange Act, as amended from time to time.

            (kk) "Section 16 Person" shall mean a person subject to Section 16(a) of the Exchange Act.

            (ll)   "Securities Act" shall mean the Securities Act of 1933, as amended from time to time.

            (mm)  "Stock Appreciation Right" shall mean a right authorized under this Plan to receive a number of shares of Common Stock or an amount of cash, or a combination of shares and cash, the aggregate amount or value of which is determined by reference to a change in the Fair Market Value of the Common Stock.

Annex - 17

            (nn) "Stock Bonus" shall mean an Award of shares of Common Stock granted under this Plan for no consideration other than past services and without restriction other than such transfer or other restrictions as the Committee may deem advisable to assure compliance with law.

            (oo) "Subsidiary" shall mean any corporation or other entity a majority of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation.

            (pp) "Total Disability" shall mean a "permanent and total disability" within the meaning of Section 22(e)(3) of the Code and such other disabilities, infirmities, afflictions or conditions as the Committee by rule may include.

            (qq) "Total Stockholder Return" shall mean with respect to the Corporation or other entities (if measured on a relative basis), the (i) change in the market price of its common stock (as quoted in the principal market on which it is traded as of the beginning and ending of the period) plus dividends and other distributions paid, divided by (ii) the beginning quoted market price, all of which is adjusted for any changes in equity structure, including but not limited to stock splits and stock dividends.

8.
NON-EMPLOYEE DIRECTOR OPTIONS

        8.1.    Participation.    Awards under this Article 8 shall be made only to Non-Employee Directors and shall be evidenced by Award Agreements substantially in the form of Exhibit A hereto.

        8.2.    Annual Option Grants.

          (a)    Time of Initial Award.    Persons who are Non-Employee Directors in office at the time this Plan is first approved by the stockholders of the Corporation shall be granted without further action a Nonqualified Stock Option to purchase 5,000 shares of Common Stock. After approval of this Plan by the stockholders of the Corporation, if any person who is not then an officer or employee of the Company shall become a director of the Corporation, there shall be granted automatically to such person (without any action by the Board or Committee) a Non-qualified Stock Option (the Award Date of which shall be the date such person takes office) to purchase 5,000 shares of Common Stock.

          (b)    Subsequent Annual Awards.    Immediately following the annual stockholders meeting in each year during the term of the Plan commencing 2009, there shall be granted automatically (without any action by the Committee or the Board) a Nonqualified Stock Option (the Award Date of which shall be such date) to each Non-Employee Director then continuing in office to purchase 5,000 shares of Common Stock.

          (c)    Maximum Number of Shares.    A Non-Employee Director shall not receive more than one Nonqualified Stock Option under this Section 8.2 in any calendar year, nor more than 75,000 shares on exercise of all Options awarded under this Section 8.2.

        8.3.    Option Price.    The purchase price per share of the Common Stock covered by each Option granted pursuant to Section 8.2 hereof shall be 100 percent of the Fair Market Value of the Common Stock on the Award Date. The exercise price of any Option granted under this Article shall be paid in full at the time of each purchase in cash or by check or in shares of Common Stock valued at their Fair Market Value on the date of exercise of the Option, or partly in such shares and partly in cash, provided that any such shares used in payment shall have been owned by the Participant at least six months prior to the date of exercise.

        8.4.    Option Period and Exercisability.    Each Option granted under this Article 8 and all rights or obligations thereunder shall expire ten years after the Award Date and shall be subject to earlier

Annex - 18

termination as provided below. Each Option granted under Section 8.2 shall become exercisable at the rate of 33 1/3% per annum commencing on the first anniversary of the Award Date and each of the next two anniversaries thereof.

        8.5.    Termination of Directorship.    If a Non-Employee Director's services as a member of the Board of Directors terminate by reason of death, Disability or Retirement, an Option granted pursuant to this Article held by such Participant shall immediately become and shall remain exercisable for two years after the date of such termination or until the expiration of the stated term of such Option, whichever first occurs. If a Non-Employee Director's services as a member of the Board of Directors terminate for any other reason, any portion of an Option granted pursuant to this Article which is not then exercisable shall terminate and any portion of such Option which is then exercisable may be exercised for three months after the date of such termination or until the expiration of the stated term whichever first occurs.

        8.6.    Adjustments.    Options granted under this Article 8 shall be subject to adjustment as provided in Section 6.2, but only to the extent that (a) such adjustment and the Committee's actions in respect thereof satisfy any applicable criteria in respect of formula plans under Rule 16, (b) such adjustment in the case of a Change in Control Event is effected pursuant to the terms of a reorganization agreement approved by stockholders of the Corporation, and (c) such adjustment is consistent with adjustments to Options held by persons other than executive officers or directors of the Corporation.

        8.7.    Acceleration Upon a Change in Control Event.    Upon the occurrence of a Change in Control Event, each Option granted under Section 8.2 hereof shall become immediately exercisable in full. To the extent that any Option granted under this Article 8 is not exercised prior to (i) a dissolution of the Corporation or (ii) a merger or other corporate event that the Corporation does not survive, and no provision is (or consistent with the provisions of Section 8.7 can be) made for the assumption, conversion, substitution or exchange of the Option, the Option shall terminate upon the occurrence of such event.

Annex - 19

MEADE INSTRUMENTS CORP. ATTN: LEGAL DEPT. 6001 OAK CANYON IRVINE, CA 92618

VOTE BY INTERNET—www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

 ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS
If you would like to reduce the costs incurred by Meade Instruments Corp. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

 VOTE BY PHONE—1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

 VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Meade Instruments Corp., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	MEADE1	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

MEADE INSTRUMENTS CORP.	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.
The Board recommends a vote FOR the nominees listed below and FOR proposals 2 and 3.
Vote on Directors	☐	☐	☐

1.	ELECTION OF DIRECTORS
Nominees:
	01) Paul D. Sonkin 02) Steven G. Murdock 03) Harry L. Casari 04) Steven L. Muellner	05) Timothy C. McQuay 06) Frederick H. Schneider, Jr. 07) James M. Chadwick

Vote on Proposals		For	Against	Abstain
2.	APPROVAL OF THE 2008 STOCK INCENTIVE PLAN.	☐	☐	☐
3.	RATIFICATION OF APPOINTMENT OF MOSS ADAMS LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2009.	☐	☐	☐
4.	OTHER MATTERS
In their discretion, the proxies are authorized to vote upon such business as may properly come before the Annual Meeting and at any adjournment thereof.

For address changes and/or comments, please check this box and write them on the back where indicated.		☐
Please indicate if you plan to attend this meeting.	Yes ☐	No ☐	This proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is given, this proxy will be voted for proposals (1) through (3) above, and as said proxies deem advisable on such other matters as may properly come before the Annual Meeting or at any adjournments thereof. If any nominee listed in proposal (1) declines or is unable to serve as a director, then the persons named as proxies shall have full discretion to vote for any other person designated by the Board.

(Your signature(s) should conform to your name(s) as printed hereon.)

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

MEADE INSTRUMENTS CORP.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD

The undersigned hereby appoints Steven L. Muellner and Paul E. Ross, and each of them, proxies with full power of substitution, to vote all shares of Common Stock of Meade Instruments Corp. (the "Company") held of record by the undersigned on May 21, 2008, the record date with respect to this solicitation, at the Annual Meeting of the Stockholders of the Company to be held at the Company's Headquarters at 6001 Oak Canyon, Irvine, CA, 92618, beginning at 10:00 A.M., local time on Wednesday, July 10, 2008, and at any adjournment thereof, upon the matters listed on the reverse side.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

(Continued and to be signed on the reverse side)

PLEASE SIGN AND DATE AND RETURN THE PROXY CARD

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MEADE INSTRUMENTS CORP. 6001 Oak Canyon Irvine, California 92618
NOTICE OF 2008 ANNUAL MEETING OF STOCKHOLDERS To Be Held on July 10, 2008
YOUR VOTE IS IMPORTANT
MEADE INSTRUMENTS CORP. 6001 Oak Canyon Irvine, California 92618
PROXY STATEMENT
PROPOSAL 1 ELECTION OF DIRECTORS
BUSINESS EXPERIENCE OF NOMINEES FOR REELECTION TO THE BOARD OF DIRECTORS
PROPOSAL 2 APPROVAL OF 2008 STOCK INCENTIVE PLAN
PAST INCENTIVE STOCK AWARD GRANTS
PROPOSAL 3 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
SUMMARY COMPENSATION TABLE—FISCAL 2008
OUTSTANDING EQUITY AWARDS AT FISCAL 2008 YEAR-END
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
ANNUAL REPORT ON FORM 10-K
CORPORATE GOVERNANCE
OTHER MATTERS
ANNEX A MEADE INSTRUMENTS CORP. 2008 STOCK INCENTIVE PLAN